                                                                     EXHIBIT 4.1

                            JANUS CAPITAL GROUP INC.

                          6.119% SENIOR NOTES DUE 2014

                           -------------------------

                                    INDENTURE

                           Dated as of April 26, 2004

                            -------------------------

                               JPMORGAN CHASE BANK

                                     Trustee

                            CROSS REFERENCE TABLE(1)
    Reconciliation and tie between Trust Indenture Act of 1939 and Indenture

   Trust Indenture Act Section       Indenture Section
---------------------------------    -----------------
 Section  310 (a)(1)                     607(a)
              (a)(2)                     607(a)
              (b)                        607(b), 608
 Section  312 (c)                        701
 Section  314 (a)                        703
              (a)(4)                     1005
              (c)(1)                     102
              (c)(2)                     102
              (e)                        102
 Section  315 (b)                        601
 Section  316 (a) (last sentence)        101
              (a)(1)(A)                  502, 512
              (a)(1)(B)                  513
              (b)                        508
 Section  317 (a)(1)                     503
              (a)(2)                     504
 Section  318 (a)                        111
              (c)                        111

------------

NOTE: This cross-reference table shall not, for any purpose, be deemed to be a part of this Indenture.

------------

(1)   This table will be reviewed and revised upon completion of the Indenture.

                                TABLE OF CONTENTS

                                                  ARTICLE I
                           DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

Section 101.    Definitions......................................................................          1

Section 102.    Compliance Certificates and Opinions.............................................          8

Section 103.    Form of Documents Delivered to Trustee...........................................          8

Section 104.    Acts of Holders..................................................................          9

Section 105.    Notices, etc., to Trustee and Company............................................         10

Section 106.    Notice to Holders; Waiver........................................................         10

Section 107.    Effect of Headings and Table of Contents.........................................         10

Section 108.    Successors and Assigns...........................................................         10

Section 109.    Separability Clause..............................................................         11

Section 110.    Benefits of Indenture............................................................         11

Section 111.    Qualification of Indenture.......................................................         11

Section 112.    Governing Law....................................................................         11

Section 113.    Legal Holidays...................................................................         11

                                                 ARTICLE II
                                                NOTES FORMS

Section 201.    Form of Notes; Denominations.....................................................         11

Section 202.    Form of Trustee's Certificate of Authentication..................................         12

Section 203.    Notes Issuable in Global Form....................................................         12

Section 204.    Legends..........................................................................         13

                                                ARTICLE III
                                                 THE NOTES

Section 301.    Amount Unlimited.................................................................         14

Section 302.    [Intentionally Left Blank].......................................................         14

Section 303.    Execution, Authentication, Delivery and Dating...................................         14

Section 304.    Temporary Notes..................................................................         14

Section 305.    Registration, Registration of Transfer and Exchange..............................         15

Section 306.    Mutilated, Destroyed, Lost and Stolen Notes......................................         19

Section 307.    Payment of Interest; Interest Rights Preserved...................................         20

Section 308.    Additional Interest..............................................................         21

Section 309.    Persons Deemed Owners............................................................         21

Section 310.    Cancellation.....................................................................         21

Section 311.    Computation of Interest..........................................................         22

Section 312.    Add On Notes.....................................................................         22

Section 313.    CUSIP Numbers....................................................................         22

                                                 ARTICLE IV
                                         SATISFACTION AND DISCHARGE

Section 401.    Satisfaction and Discharge of Indenture..........................................         23

Section 402.    Application of Trust Funds.......................................................         24

                                                 ARTICLE V
                                                  REMEDIES

Section 501.    Events of Default................................................................         24

Section 502.    Acceleration of Maturity; Rescission and Annulment...............................         25

Section 503.    Collection of Indebtedness and Suits for Enforcement by Trustee..................         26

Section 504.    Trustee May File Proofs of Claim.................................................         27

Section 505.    Trustee May Enforce Claims Without Possession of Notes...........................         27

Section 506.    Application of Money Collected...................................................         28

Section 507.    Limitation on Suits..............................................................         28

Section 508.    Unconditional Right of Holders to Receive Principal; Premium and Interest........         28

Section 509.    Restoration of Rights and Remedies...............................................         29

Section 510.    Rights and Remedies Cumulative...................................................         29

Section 511.    Delay or Omission Not Waiver.....................................................         29

Section 512.    Control by Holders of Notes......................................................         29

Section 513.    Waiver of Past Defaults..........................................................         29

Section 514.    Waiver of Stay or Extension Laws.................................................         30

                                                 ARTICLE VI
                                                THE TRUSTEE

Section 601.    Notice of Defaults...............................................................         30

Section 602.    Certain Rights of Trustee........................................................         30

Section 603.    Not Responsible for Recitals or Issuance of Notes................................         32

Section 604.    May Hold Notes...................................................................         32

Section 605.    Money Held in Trust..............................................................         32

Section 606.    Compensation and Reimbursement...................................................         32

Section 607.    Corporate Trustee Required; Eligibility..........................................         33

Section 608.    Resignation and Removal; Appointment of Successor................................         33

Section 609.    Acceptance of Appointment by Successor...........................................         34

Section 610.    Merger, Conversion, Consolidation or Succession to Business......................         35

Section 611.    Appointment of Authenticating Agent..............................................         35

                                                ARTICLE VII
                             HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

Section 701.    Disclosure of Names and Addresses of Holders.....................................         36

Section 702.    Reports by Trustee...............................................................         37

Section 703.    Reports by Company...............................................................         37

                                                ARTICLE VIII
                               CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

Section 801.    Company May Consolidate, Etc., Only on Certain Terms.............................         37

Section 802.    Successor Person Substituted.....................................................         38

                                                 ARTICLE IX
                                          SUPPLEMENTAL INDENTURES

Section 901.    Supplemental Indentures Without Consent of Holders...............................         38

Section 902.    Supplemental Indentures with Consent of Holders..................................         39

Section 903.    Execution of Supplemental Indentures.............................................         40

Section 904.    Effect of Supplemental Indentures................................................         40

Section 905.    Conformity with Trust Indenture Act..............................................         41

Section 906.    Reference in Notes to Supplemental Indentures....................................         41

                                                 ARTICLE X
                                                 COVENANTS

Section 1001.   Payment of Principal, Premium and Interest.......................................         41

Section 1002.   Maintenance of Office or Agency..................................................         41

Section 1003.   Money for Notes Payments to Be Held in Trust.....................................         42

Section 1004.   Statement as to Compliance.......................................................         42

Section 1005.   Limitation on Liens..............................................................         43

                                                 ARTICLE XI
                                            REDEMPTION OF NOTES

Section 1101.   Company's Right to Redeem; Notice to Trustee.....................................         43

Section 1102.   Selection by Trustee of Notes to Be Redeemed.....................................         43

Section 1103.   Notice of Redemption.............................................................         44

Section 1104.   Deposit of Redemption Price......................................................         44

Section 1105.   Notes Payable on Redemption Date.................................................         45

Section 1106.   Notes Redeemed in Part...........................................................         45

                                                 ARTICLE XII
                                         [INTENTIONALLY LEFT BLANK]

                                                ARTICLE XIII
                                     REPURCHASE AT THE OPTION OF HOLDERS

Section 1302.   Repurchase of Notes..............................................................         47

Section 1303.   Exercise of Option...............................................................         47

Section 1304.   Effect of Repurchase Notice; Withdrawal..........................................         48

Section 1305.   When Notes Presented for Repurchase Become Due and Payable.......................         48

Section 1306.   Notes Repurchased in Part........................................................         49

                                                ARTICLE XIV
                                     DEFEASANCE AND COVENANT DEFEASANCE

Section 1401.   Company's Option to Effect Defeasance or Covenant Defeasance.....................         49

Section 1402.   Defeasance and Discharge.........................................................         49

Section 1403.   Covenant Defeasance..............................................................         49

Section 1404.   Conditions to Defeasance or Covenant Defeasance..................................         50

Section 1405.   Deposited Money and Government Obligations to Be Held in
                Trust; Other Miscellaneous Provisions ...........................................         51

Section 1406.   Reinstatement....................................................................         51

                                                 ARTICLE XV
                                        MEETINGS OF HOLDERS OF NOTES

Section 1501.   [Intentionally Left Blank].......................................................         52

Section 1502.   Call, Notice and Place of Meetings...............................................         52

Section 1503.   Persons Entitled to Vote at Meetings.............................................         53

Section 1504.   Quorum; Action...................................................................         53

Section 1505.   Determination of Voting Rights; Conduct and Adjournment of Meetings..............         54

Section 1506.   Counting Votes and Recording Action of Meetings..................................         55

EXHIBIT A FORM OF NOTE

EXHIBIT B FORM OF TRANSFER CERTIFICATE FOR TRANSFER TO QIB

EXHIBIT C FORM OF RULE 144 CERTIFICATION

            INDENTURE, dated as of April 26, 2004, between Janus Capital Group Inc., a Delaware corporation (the "Company"), having its principal office at 100 Fillmore Street, Denver, Colorado 80206, and JPMorgan Chase Bank, a New York banking corporation (the "Trustee"), having its Corporate Trust Office at 4 New York Plaza, 15th Floor, New York, New York 10004.

                             RECITALS OF THE COMPANY

            WHEREAS, the Company has duly authorized the execution and delivery of this Indenture (as defined below) to provide for the issuance of $527,385,000 principal amount of its 6.119% Senior Notes due 2014, as provided herein (together with any Exchange Notes (as defined below) issued therefor and any Add On Notes (as defined below) (or any Exchange Notes issued therefor), in each case as provided herein, the "Notes"); and

            WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

            NOW, THEREFORE, THIS INDENTURE WITNESSETH:

            Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders (as defined below) of the
Notes:

                                    Article I

             DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

            SECTION 101. DEFINITIONS. For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) the terms defined in this Article I have the meanings assigned to them in this Article I, and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act (as defined below) either directly or by reference therein, have the meanings assigned to them therein, and the terms "cash transaction" and "self-liquidating paper," as used in Section 311 of the Trust Indenture Act, shall have the meanings assigned to them in the rules of the Commission (as defined below) adopted under the Trust Indenture Act;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States (as defined below); and

            (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

            "Act" has the meaning specified in Section 104(a).

            "Add On Note Board Resolutions" means Board Resolutions providing for the issuance of Add On Notes.

            "Add On Note Supplemental Indenture" means a supplement to this Indenture duly executed and delivered by the Company and the Trustee pursuant to
Article IX providing for the issuance of Add On Notes.

            "Add On Notes" has the meaning specified in Section 312(a).

            "Affiliate" means, with respect to any specified Person, any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

            "Agent Members" has the meaning specified in Section 203(b).

            "AI" means any "accredited investor" (as defined in Rule 501) other than a QIB.

            "AI Note" means a Certificated Note that is a Restricted Note held by a Specified Accredited Investor.

            "Assignment and Assumption Agreement" means the Assignment and Assumption Agreement, dated as of March 16, 2004, between the Company and Capital Group Partners, Inc.

            "Authenticating Agent" means any authenticating agent appointed by the Trustee pursuant to Section 611.

            "Authorized Newspaper" means a newspaper, in the English language or in an official language of the country of publication, customarily published on each Business Day, whether or not such newspaper is also published on Saturdays, Sundays or holidays, and of general circulation in each place in connection with which the term is used or in the financial community of each such place. Where successive publications are required to be made in Authorized Newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements, on any Business Day.

            "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal, state or foreign law for the relief of debtors.

            "Board of Directors" means the board of directors of the Company, the executive committee or any duly authorized committee of that board.

            "Board Resolution" means a copy of a resolution that is delivered to the Trustee, certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification.

            "Business Day" means, when used with respect to any Place of Payment or any other particular location referred to in this Indenture or in the Notes, each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or particular location are authorized or obligated by law or executive order to close.

            "Certificated Note" means any Note issued in fully-registered certificated form (other than a Global Note), which shall be substantially in the form of Exhibit A, with appropriate legends as specified in Section 204 and Exhibit A.

            "Commission" means the United States Securities and Exchange Commission.

            "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, "Company" shall mean such successor or successors. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

            "Company Paid Amount" has the meaning specified in Section 1406(c).

            "Company Request" and "Company Order" means a written request or order signed in the name of the Company by any two Officers.

            "Corporate Trust Office" means the principal office of the Trustee at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 4 New York Plaza, 15th Floor, New York, New York 10004, Attention, Institutional Trust Services, or such other address as the Trustee may designate from time to time by notice to the Holders of Notes and the Company, or the principal corporate trust office of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders of Notes and the Company).

            "corporation" includes corporations, associations, companies and business trusts.

            "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

            "Defaulted Interest" has the meaning specified in Section 307(b).

            "DTC" means The Depository Trust Company, its nominees and their respective successors and assigns, or such other depositary institution hereinafter appointed by the Company that is a clearing agency registered under the Exchange Act.

            "Event of Default" has the meaning specified in Section 501.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Notes" means Notes issued in a Registered Exchange Offer in exchange for a like principal amount of Notes originally issued pursuant to an exemption from registration under the Securities Act, and replacement Notes issued therefor in accordance with this Indenture.

            "Global Note" means any Note issued in fully-registered certificated form to DTC (or its nominee), as depositary for the beneficial owners thereof, which shall be substantially in the form of Exhibit A, with appropriate legends as specified in Section 204 and Exhibit A.

            "Government Obligations" means securities that are (i) direct obligations of the United States for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States which in either case under clauses (i) or (ii) are not callable or redeemable at the option of the issuer thereof.

            "Holder" means the Person in whose name a Note is registered in the Register.

            "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof, and shall include the terms of the Notes established herein and the provisions of the Trust Indenture Act that are deemed to be a part hereof.

            "Interest Payment Date" means each April 15 and October 15 of each year, beginning October 15, 2004.

            "Issue Date" means April 26, 2004.

            "Maturity" means the date on which the principal of any Note or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, notice of redemption, notice of option to elect repurchase, notice of exchange or otherwise.

            "Note Custodian" means the custodian with respect to any Global Note appointed by DTC, or any successor Person thereto, and shall initially be the Trustee.

            "Notes" has the meaning specified in the recitals of this Indenture and means any Notes authenticated and delivered pursuant to this Indenture.

            "Officer" means the Chairman of the Board, the Vice Chairman, the Chief Executive Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer or the Secretary or any Assistant Treasurer or any Assistant Secretary of the Company.

            "Officers' Certificate" means a written certificate signed in the name of the Company by any two Officers and delivered to the Trustee. Any certificate given pursuant to Section 1004 shall be signed by the principal executive, principal financial, treasurer or the principal accounting officer of the Company.

            "Opinion of Counsel" means a written opinion of legal counsel, who may be an employee of, or counsel to, the Company or the Trustee.

            "Optional Repurchase Company Notice" has the meaning specified in
Section 1301(c).

            "Optional Repurchase Date" has the meaning specified in Section 1301(a).

            "Optional Repurchase Limit" has the meaning specified in Section 1301(b).

            "Optional Repurchase Notice" has the meaning specified in Section 1303(a).

            "Optional Repurchase Price" has the meaning specified in Section 1301(a).

            "Optional Repurchase Right" has the meaning specified in Section 1301(a).

            "Outstanding" means, when used with respect to the Notes, as of the date of determination, all Notes authenticated and delivered under this Indenture, except:

            (i) Notes cancelled by the Trustee or delivered to the Trustee for cancellation pursuant to the terms of this Indenture;

            (ii) Notes, except to the extent provided in Sections 1402 and 1403, with respect to which the Company has effected defeasance and/or covenant defeasance as provided in Article XIV;

            (iii) Notes, or portions thereof, for whose payment money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Notes; provided that Notes, or portions thereof, for whose redemption pursuant to Article XI or repurchase pursuant to
      Article XIII money in the necessary amount has been so deposited, shall remain Outstanding, subject to the final proviso to this definition, until the Company shall have directed the Trustee in writing that such Notes are to be deemed cancelled; and

            (iv) Notes which have been paid pursuant to Section 306, or Notes which have been exchanged for other Notes which have been authenticated and delivered pursuant to this Indenture, other than any Notes in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Notes are held by a protected purchaser (as defined in the Uniform Commercial Code) in whose hands such Notes are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or are present at a meeting of Holders for quorum purposes, and for the purpose of making the calculations required by Section 313(i) of the Trust Indenture Act, Notes owned by the Company, or any other obligor upon the Notes, or any Affiliate of the Company or of such other obligor, shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in making such calculation or in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or any Affiliate of the Company or of such other obligor.

            "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest, if any, on any Notes on behalf of the Company.

            "Person" means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

            "Place of Payment" means, when used with respect to the Notes, the place or places where the principal of (and premium, if any) and interest, if any, on such Notes are payable as specified and as contemplated by or pursuant to Section 1002.

            "Predecessor Note" means, when used with respect to any particular Note, every previous Note evidencing all or a portion to the same debt as that evidenced by such particular Note; and, for the purposes of this definition, any Note authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Note, shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

            "Private Placement Legend" has the meaning specified in Section 204(b).

            "QIB" means any "qualified institutional buyer" (as defined in Rule
144A).

            "Record Date" has the meaning assigned to it in Exhibit A.

            "Redemption Date" has the meaning specified in Section 1101.

            "Redemption Limit" has the meaning specified in Section 1101.

            "Redemption Notice" has the meaning specified in Section 1103(a).

            "Redemption Price" has the meaning specified in Section 1101.

            "Redemption Right" has the meaning specified in Section 1101.

            "Register" and "Registrar" have the respective meanings specified in
Section 305(a).

            "Registered Exchange Offer" means an exchange offer by the Company registered under the Securities Act pursuant to which Notes originally issued pursuant to an exemption from registration under the Securities Act are exchanged for Notes of like principal amount not bearing the Private Placement Legend.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of April 26, 2004, between the Company and Citigroup Global Markets Inc.

            "Registration Statement" means an effective shelf registration statement under the Securities Act that registers the resale by Holders (and beneficial owners) of Notes (or beneficial interests therein).

            "Resale Restriction Termination Date" means, for any Restricted Note (or beneficial interest therein), two years (or such other period specified in Rule 144(k)) from the Issue Date or, if any Add On Notes that are Restricted Notes have been issued before the Resale Restriction Termination Date for any Restricted Notes, from the latest such original issue date of such Add On Notes.

            "Responsible Officer" means, when used with respect to the Trustee, any officer of the Trustee with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Restricted Note" means any Note issued on the Issue Date (or beneficial interest therein) or any Add On Note (or any beneficial interest therein) not originally issued and sold pursuant to an effective registration under the Securities Act or any Exchange Note, until such time as: (i) such Note issued on the Issue Date (or beneficial interest therein) or Add On Note (or any beneficial interest therein) has been transferred pursuant to a Registration Statement; (ii) the Resale Restriction Termination Date therefor has passed; or
(iii) the Private Placement Legend therefor has otherwise been removed pursuant to Section 305(e) or, in the case of a beneficial interest in a Global Note, such beneficial interest has been exchanged for an interest in a Global Note not bearing a Private Placement Legend.

            "Rule 144" means Rule 144 under the Securities Act (or any successor rule).

            "Rule 144A" means Rule 144A under the Securities Act (or any successor rule).

            "Rule 144A Global Note" has the meaning specified in Section 201(d).

            "Rule 501" means Rule 501 under the Securities Act (or any successor rule).

            "Securities Act" means the Securities Act of 1933, as amended.

            "Special Record Date" means, for the payment of any Defaulted Interest on the Notes, a date fixed by the Trustee pursuant to Section 307(b).

            "Specified AIs" means [o], an [o] of the Company, and [o], an [o] of the Company, each of which has certified that he or it is an "accredited investor" (as defined in Rule 501) other than a QIB.

            "Stated Maturity" means April 15, 2014.

            "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this Indenture was executed, except as provided in
Section 905; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture

Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

            "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

            "United States" means the United States of America (including the states and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction.

            SECTION 102. COMPLIANCE CERTIFICATES AND OPINIONS. (a) Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel such action is authorized or permitted by this Indenture and that all such conditions precedent, if any, have been complied with; and, except in the case of any such application or request as to which the furnishing of documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

            (b) Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than pursuant to Section 1004) shall include:

            (1) a statement that each individual signing such certificate or opinion has read such condition or covenant and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such condition or covenant has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

            SECTION 103. FORM OF DOCUMENTS DELIVERED TO TRUSTEE. (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion as to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

            (b) Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, or a certificate or representations by counsel. Any such Opinion of Counsel or certificate or representations may be based, insofar as they relate to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information as to such factual matters is in the possession of the Company.

            (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

            SECTION 104. ACTS OF HOLDERS. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Outstanding Notes may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agents duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments or so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Note, shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 104. The record of any meeting of Holders of Notes shall be proved in the manner provided in Section 1506.

            (b) The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may be proved in any manner that the Trustee deems reasonably sufficient.

            (c)   The ownership of Notes shall be proved by the Register.

            (d) If the Company shall solicit from the Holders of Notes any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, in or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. Notwithstanding Section 316(c) of the Trust Indenture Act, such record date shall be the record date specified in or pursuant to such Board Resolution, which shall be a date not earlier than the date 30 days prior to the first solicitation of Holders of Notes generally in connection therewith and not later than the date such solicitation is completed. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of Outstanding Notes have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Notes shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than eleven months after the record date.

            (e) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Note shall bind every future Holder of the same Note and the Holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee, any Registrar, any Paying Agent, any Authenticating Agent or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

            SECTION 105. NOTICES, ETC., TO TRUSTEE AND COMPANY. Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

            (2) the Company by the Trustee or by any Holder of Notes shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of this Indenture or at any other address previously furnished in writing to the Trustee by the Company.

            SECTION 106. NOTICE TO HOLDERS; WAIVER. (a) Where this Indenture provides for notice of any event to Holders of Notes by the Company or the Trustee, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each such Holder affected by such event, at his address as it appears in the Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders of Notes is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of Notes shall affect the sufficiency of such notice with respect to other Holders of Notes. Any notice mailed to a Holder of Notes in the manner herein prescribed shall be conclusively deemed to have been received by such Holder, whether or not such Holder actually receives such notice.

            (b) If by reason of the suspension of or irregularities in regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Notes as shall be made in a manner approved by the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

            (c) Any request, demand, authorization, direction, notice, consent or waiver required or permitted under this Indenture shall be in the English language, except that any published notice may be in an official language of the country of publication.

            (d) Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be deemed to be the equivalent of notice given. Waivers of notice by Holders of Notes shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

            SECTION 107. EFFECT OF HEADINGS AND TABLE OF CONTENTS. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

            SECTION 108. SUCCESSORS AND ASSIGNS. All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

            SECTION 109. SEPARABILITY CLAUSE. In case any provision in this Indenture or in any Note shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 110. BENEFITS OF INDENTURE. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person (including any Registrar, any Paying Agent, any Authenticating Agent and their successors hereunder), other than the parties hereto, any benefit or any legal or equitable right, remedy or claim under this Indenture.

            SECTION 111. QUALIFICATION OF INDENTURE. The Trustee shall be entitled to receive from the Company any such Officers' Certificates, Opinions of Counsel or other documentation as it may reasonably request in connection with any qualification of this Indenture under the Trust Indenture Act.

            SECTION 112. GOVERNING LAW. This Indenture and the Notes shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws that would apply the laws of any other state.

            SECTION 113. LEGAL HOLIDAYS. In any case where any Interest Payment Date, Redemption Date, Optional Repurchase Date, Stated Maturity or Maturity of any Note shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or the Notes which specifically states that such provision shall apply in lieu of this Section
113), payment of principal (or premium, if any) or interest, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date, Redemption Date, Optional Repurchase Date, or at the Stated Maturity or Maturity; provided that no interest shall accrue on the amount so paid for the period from and after such Interest Payment Date, Redemption Date, Optional Repurchase Date, Stated Maturity or Maturity, as the case may be.

                                   ARTICLE II

                                   NOTES FORMS

            SECTION 201. FORM OF NOTES; DENOMINATIONS. (a) The Notes will be issued in fully-registered certificated form without coupons, and only in denominations of $1,000 and any integral multiple of $1,000. The Notes shall be substantially in the form of Exhibit A.

            (b) The terms and provisions of the Notes, the form of which is in Exhibit A, shall constitute, and are hereby expressly made, a part of this Indenture, and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture expressly agree to such terms and provisions and to be bound thereby. Except as otherwise expressly permitted in this Indenture, all Notes shall be identical in all respects. Notwithstanding any differences among them, all Notes issued under this Indenture shall vote and consent together on all matters as one class.

            (c) The Notes may have notations, legends or endorsements as specified in Section 204 or as otherwise required by law, stock exchange rule or DTC rule or usage. The Company and the Trustee shall approve the form of the Notes and any notation, legend or endorsement on them.

            (d) Notes originally offered and sold to QIBs in reliance on Rule 144A will be issued in the form of one or more permanent Global Notes (each, a "Rule 144A Global Note").

            (e) Each Note originally offered and sold to a Specified Accredited Investor will be issued in the form of an AI Note. Upon such issuance, the Registrar shall register such AI Note in the name of the respective Specified Accredited Investor and deliver the certificates for such AI Notes to the respective Specified Accredited Investor. AI Notes shall be in minimum denominations of $250,000, except as specified in Sections 1106 and 1306.

            SECTION 202. FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION. Subject to Section 611, the Trustee's certificate of authentication shall be in substantially the following form:

            This is one of the Notes referred to in the within-mentioned Indenture.

                                                 JPMORGAN CHASE BANK,
                                                     as Trustee

                                                 By: __________________________
                                                     Authorized Officer

            SECTION 203. NOTES ISSUABLE IN GLOBAL FORM. (a) Each Global Note initially shall (i) be registered in the name of DTC or the nominee of DTC, (ii) be delivered to the Note Custodian, and (iii) bear the appropriate legend, as set forth in Section 204 and Exhibit A. Any Global Note may be represented by more than one certificate. The aggregate principal amount of each Global Note may from time to time be increased or decreased by adjustments made on the records of the Note Custodian, as provided in this Indenture.

            (b) Members of, or participants in, DTC ("Agent Members") shall have no rights under this Indenture with respect to any Global Note held on their behalf by DTC or by the Note Custodian under such Global Note, and DTC may be treated by the

      Company, the Trustee, the Paying Agent and the Registrar and any of their agents as the absolute owner of such Global Note for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee, the Paying Agent or the Registrar or any of their agents from giving effect to any written certification, proxy or other authorization furnished by DTC or impair, as between DTC and its Agent Members, the operation of customary practices of DTC governing the exercise of the rights of an owner of a beneficial interest in any Global Note. The registered Holder of a Global Note may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action that a Holder of Notes is entitled to take under this Indenture or the Notes.

            (c) Except as provided below, owners of beneficial interests in Global Notes will not be entitled to receive Certificated Notes.

            (i) Notes issued to the Specified Accredited Investors shall be issued as Certificated Notes.

            (ii) Certificated Notes shall be issued to all owners of beneficial interests in a Global Note in exchange for such interests if:

            (1) DTC notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or DTC ceases to be a clearing agency registered under the Exchange Act at a time when DTC is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 60 days of such notice;

            (2) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Note shall be so exchangeable; or

            (3) an Event of Default has occurred and is continuing and the Registrar has received a request from DTC.

In connection with the exchange of an entire Global Note for Certificated Notes pursuant to this Section 203(c)(ii), such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute, and upon Company Order the Trustee shall authenticate and deliver, to each beneficial owner identified by DTC in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations.

            (d) In connection with the exchange of a portion of a Certificated Note for a beneficial interest in a Global Note, the Trustee shall cancel such Certificated Note, and the Company shall execute, and the Trustee shall authenticate and deliver to the exchanging Holder, a new Certificated Note representing the principal amount not so exchanged.

            SECTION 204. LEGENDS. (a) Each Global Note shall bear the legend specified therefor in Exhibit A on the face thereof.

            (b) Each Restricted Note shall bear the private placement legend specified therefor in Exhibit A on the face thereof (together with, if applicable, the legend specified in Section 204(c), the "Private Placement Legend").

            (c) Each Certificated Note that is a Restricted Note shall bear the legend specified therefor in Exhibit A on the face thereof.

                                   ARTICLE III

                                    THE NOTES

            SECTION 301. AMOUNT UNLIMITED. The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited.

            SECTION 302. [INTENTIONALLY LEFT BLANK]

            SECTION 303. EXECUTION, AUTHENTICATION, DELIVERY AND DATING. (a) The Notes shall be executed on behalf of the Company by any Officer. The signature of any Officer on the Notes may be manual or facsimile signature of the present or any future such authorized Officer and may be imprinted or otherwise reproduced on the Notes.

            (b) Notes bearing the manual or facsimile signature of an individual who was at any time the proper Officer of the Company shall bind the Company, notwithstanding that such individual has ceased to hold such Office prior to the authentication and delivery of such Notes or did not hold such office at the date of such Notes.

            (c) At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Notes, executed by the Company, to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Notes, and the Trustee in accordance with the Company Order shall authenticate and deliver such Notes.

            (d)   Each Note shall be dated the date of its authentication.

            (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Note shall have been authenticated and delivered hereunder but never issued and sold by the Company, and the Company shall deliver such Note to the Trustee for cancellation as provided in Section 310 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Note has never been issued and sold by the Company, for all purposes of this Indenture such Note shall be deemed never to have been authenticated and delivered hereunder and shall never be entitled to the benefits of this Indenture.

            The Trustee shall not be required to authenticate such Notes if the issuance of such Notes pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Notes and this Indenture otherwise in a manner which is not reasonably acceptable to the Trustee.

            SECTION 304. TEMPORARY NOTES. Until definitive Notes are ready for delivery, the Company may execute and, upon Company Order, the Trustee will authenticate temporary Notes. Temporary Notes will be substantially in the form of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company will prepare and execute and, upon Company Order, the Trustee will authenticate definitive Notes. After the preparation of definitive Notes, the temporary Notes will be exchangeable for definitive Notes upon surrender of the temporary Notes at any office or agency maintained by the Company for that purpose, and such exchange shall be without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Company will execute and, upon Company Order, the Trustee will authenticate and make available for delivery in exchange therefor one or more definitive Notes representing an equal principal amount of Notes. Until so exchanged, the Holder of temporary Notes shall in all respects be entitled to the same benefits under this Indenture as a Holder of definitive Notes.

            SECTION 305. REGISTRATION, REGISTRATION OF TRANSFER AND EXCHANGE.
(a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee or in any office or agency of the Company in a Place of Payment a register for the Notes (the registers maintained in such office or in any such office or agency of the Company in a Place of Payment (being herein sometimes referred to collectively as the "Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Register shall be in written form or any other form capable of being converted into written form within a reasonable time. The Trustee, at its Corporate Trust Office, is hereby initially appointed "Registrar" for the purpose of registering Notes and transfers of Notes on such Register as herein provided. In the event that the Trustee shall cease to be the Registrar, it shall have the right to examine the Register at all reasonable times.

            (a) Certificated Notes. Each Certificated Note will be registered in the name of the Holder thereof.

            (b)   AI Note Transfers.

            (i) No AI Note will be issued to a transferee of an interest in a Global Note.

            (ii) The following provisions shall apply with respect to any proposed transfer of an AI Note (or portion thereof) that is a Restricted
      Note:

            (A) If the Holder of an AI Note wishes to transfer such AI Note (or a portion thereof) to a QIB pursuant to Rule 144A, (x) upon receipt by the Note Custodian and Registrar of:

            (1)   such AI Note, duly endorsed as provided herein;

            (2) instructions from such Holder directing the Note Custodian and Registrar to credit or cause to be credited a beneficial interest in the Rule 144A Global Note equal to the principal amount (or portion thereof) of such AI Note to be transferred, and, if the entire principal amount of such AI Note is not being transferred, to issue one or more AI Notes to the transferor in an amount equal to the principal amount not transferred; and

            (3) a certificate in the form of Exhibit B duly executed by the transferor;

            and (y) subject to the rules and procedures of DTC, the Note Custodian and Registrar shall:

                  (a)   cancel the AI Note delivered to it;

                  (b) increase the Rule 144A Global Note in accordance with the foregoing; and

                  (c) if applicable, issue to the transferor one or more AI Note(s) in accordance with the foregoing.

            (B) No holder of an AI Note may transfer such AI Note (or any portion thereof) to another AI.

            (d) Other Transfers. Any transfer of Restricted Notes not described above (other than a transfer of a beneficial interest in a Global Note that does not involve an exchange of such interest for a Certificated Note or a beneficial interest in another Global Note, which must be effected in accordance with applicable law and the rules and procedures of DTC, but is not subject to any procedure required by this Indenture) shall be made only upon receipt by the Registrar of such Opinions of Counsel, certificates and/or other information in accordance with Section 305(e).

            (e) Use and Removal of Private Placement Legends. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) not bearing a Private Placement Legend, the Note Custodian and Registrar shall exchange such Notes (or beneficial interests) for beneficial interests in a Global Note (or Certificated Notes if they have been issued pursuant to Section 203(c)(ii)) that does not bear a Private Placement Legend. Upon the transfer, exchange or replacement of Notes (or beneficial interests in a Global Note) bearing a Private Placement Legend, the Note Custodian and Registrar shall deliver only Notes (or beneficial interests in a Global Note) that bear a Private Placement Legend unless:

            (i) such Notes (or beneficial interests) are exchanged in a Registered Exchange Offer;

            (ii) such Notes (or beneficial interests) are transferred pursuant to a Registration Statement;

            (iii) such Notes (or beneficial interests) are transferred pursuant to Rule 144 upon delivery to the Registrar of a certificate of the transferor in the form of Exhibit C and an Opinion of Counsel reasonably satisfactory to the Registrar;

            (iv) such Notes (or beneficial interests) are transferred, replaced or exchanged after the Resale Restriction Termination Date therefor; or

            (v) in connection with such registration of transfer, exchange or replacement the Registrar shall have received an Opinion of Counsel and other evidence reasonably satisfactory to it to the effect that neither such Private Placement Legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

The Private Placement Legend on any Note shall be removed at the request of the Holder on or after the Resale Restriction Termination Date therefor. The Holder of a Global Note may exchange an interest therein for an equivalent interest in a Global Note not bearing a Private Placement Legend upon transfer of such interest pursuant to any of clauses (i) through (v) of this Section 305(e). The Company shall deliver to the Trustee an Officers' Certificate promptly upon effectiveness, withdrawal or suspension of any Registration Statement.

            (f) Consolidation of Global Notes and Exchange of Certificated Notes for Beneficial Interests in Global Notes.

            (i) If a Global Note not bearing a Private Placement Legend is Outstanding at the time of a Registered Exchange Offer, any interests in a Global Note exchanged in such Registered Exchange Offer shall be exchanged for interests in such Outstanding Global Note.

            (ii) Upon the registration of transfer or exchange (including pursuant to a Registered Exchange Offer) of any Certificated Note for which a Private Placement Legend would not be required pursuant to Section 204(b) following such registration of transfer or exchange, such Certificated Note shall be exchanged for an interest in a Global Note not bearing a Private Placement Legend and, if no such Global Note is Outstanding at such time, the Company shall execute and upon Company Order the Trustee shall authenticate a Global Note not bearing a Private Placement Legend.

            (iii) Nothing in this Indenture shall provide for the consolidation of any Notes with any other Notes to the extent that they constitute, as determined pursuant to an Opinion of Counsel, different classes of securities for U.S. federal income tax purposes.

            (g) Retention of Documents. The Registrar shall retain copies of all letters, notices and other written communications received pursuant to this Article III. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Registrar.

            (h)   Execution, Authentication of Notes, etc.

            (i) Subject to the other provisions of this Section 305, when Notes are presented to the Registrar with a request to register the transfer of such Notes or to exchange such Notes for an equal principal amount of Notes of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transaction are met; provided that any Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing. To permit registrations of transfers and exchanges and subject to the other terms and conditions of Section 203(c)(ii) and this Article III, the Company will execute and upon Company Order the Trustee will authenticate Certificated Notes and Global Notes at the Registrar's request. In accordance with the Registration Rights Agreement, the Company will execute and upon Company Order the Trustee will authenticate Exchange Notes in exchange for Notes.

            (ii) No service charge shall be made to a Holder for any registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any transfer tax, assessments, or similar governmental charge payable in connection therewith (other than any such transfer taxes, assessments or similar governmental charges payable upon registration of exchange or transfer pursuant to a Registered Exchange Offer or to Section 1101).

            (iii) The Registrar shall not be required to register the transfer of or exchange of: (A) any Note for a period beginning 15 days prior to the mailing of a Redemption Notice and ending at the close of business on the day of such mailing; (B) any Note selected for redemption pursuant to
      Section 1101, in whole or in part, except the unredeemed portion of any Note being redeemed in part; (C) any Note with respect to which an Optional Repurchase Notice has been delivered and not withdrawn pursuant to Section 1304(b), except the portion of such Note, if any, with respect to which such Optional Repurchase Notice has not been delivered; or (D) any Note for a period beginning 15 days prior to an Interest Payment Date and ending on such Interest Payment Date.

            (iv) Prior to the due presentation for registration of transfer of any Note, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the person in whose name a Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note is overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

            (v) All Notes issued upon any registration of transfer or exchange pursuant to the terms of this Indenture shall evidence the same debt and shall be entitled to the same benefits under this Indenture as the Notes surrendered upon such registration of transfer or exchange.

            (i)   No Obligation of the Trustee.

            (i) The Trustee shall have no responsibility or obligation to any beneficial owner of an interest in a Global Note, a member of, or a participant in, DTC or other Person with respect to the accuracy of the records of DTC or its nominee or of any participant or member thereof, with respect to any ownership interest in the Notes or with respect to the delivery to any participant, member, beneficial owner or other Person (other than DTC) of any notice (including any Redemption Notice) or the payment of any amount or delivery of any Notes (or other security or property) under or with respect to such Notes. All notices and communications to be given to the Holders of Notes and all payments to be made to Holders of Notes in respect of the Notes shall be given or made only to or upon the order of the registered Holders of Notes (which shall be DTC or its nominee in the case of a Global Note). The Trustee may rely and shall be fully protected in relying upon information furnished by DTC with respect to its members, participants and any beneficial owners.

            (ii) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Note (including any transfers between or among DTC participants, members or beneficial owners in any Global Note) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

            SECTION 306. MUTILATED, DESTROYED, LOST AND STOLEN NOTES. (a) If any mutilated Note is surrendered to the Trustee or the Company, together with, in proper cases, such security or indemnity as may be required by the Company or the Trustee to save each of them or any agent of either of them harmless, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Note of the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

            (b)   If there shall be delivered to the Company and to the Trustee
      (i) evidence to their satisfaction of the destruction, loss or theft of any Note, and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Note has been acquired by a protected purchaser (as defined in the Uniform Commercial Code), the Company shall execute and upon its request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a new Note with the same principal amount, containing identical terms and provisions and bearing a number not contemporaneously outstanding.

            (c) Notwithstanding the provisions of the previous two paragraphs, in case any such mutilated, destroyed, lost or stolen Note has or is about to become payable, the Company in its discretion may, instead of issuing a new Note, pay such Note.

            (d) Upon the issuance of any new Note under this Section 306, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

            (e) Every new Note, if any, issued pursuant to this Section 306 in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

            (f) The provisions of this Section 306 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

            SECTION 307. PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED. (a) Interest, if any, on any Note that is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Note (or one or more Predecessor Notes) is registered at the close of business on the Record Date for such interest at the office or agency of the Company maintained for such purpose pursuant to Section 1002; provided, however, that each installment of interest, if any, on any Note may at the Company's option be paid by (i) mailing a check for such interest, payable to or upon the written order of the Person entitled thereto pursuant to Section 309, to the address of such Person as it appears on the Register or (ii) transfer to an account maintained by the payee inside the United States.

            (b) Any interest on any Note that is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the registered Holder thereof on the relevant Record Date by virtue of having been such Holder and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

            (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Notes (or their respective Predecessor Notes) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Note and the date of the proposed payment which shall not be less than 20 days after such notice is received by the Trustee), and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest, which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first class postage prepaid, to each Holder of Notes at his address as it appears in the Register not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Persons in whose names the Notes or their respective Predecessor Notes are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

            (2) The Company may make payment of any Defaulted Interest on the Notes in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause
      (2), such manner of payment shall be deemed practicable by the Trustee.

            (c)   Subject to the foregoing provisions of this Section 307 and
      Section 305, each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Note.

            SECTION 308. ADDITIONAL INTEREST. Under certain circumstances, the Company may be obligated to pay additional interest to Holders of Notes, all as and to the extent set forth in the Registration Rights Agreement. Such additional interest is deemed to be interest for purposes of this Indenture.

            SECTION 309. PERSONS DEEMED OWNERS. (a) Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Note is registered as the owner of such Note for the purpose of receiving payment of principal of (and premium, if any) and (subject to Sections 305 and 307) interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

            (b) None of the Company, the Trustee, any Paying Agent or the Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Note or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests.

            (c) Notwithstanding the foregoing, with respect to a Global Note, nothing herein shall prevent the Company, the Trustee, or any agent of the Company or the Trustee, from giving effect to any written certification, proxy or other authorization furnished by any depositary, as a Holder of Notes, with respect to such Global Note or impair, as between such depositary and owners of beneficial interests in such Global Note, the operation of customary practices governing the exercise of the rights of such depositary (or its nominee) as Holder of such Global Note.

            SECTION 310. CANCELLATION. All Notes surrendered for payment, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee, and any such Notes surrendered directly to the Trustee for any such purpose shall be promptly cancelled by it; provided, however, that any Notes surrendered to any Person for redemption pursuant to Article XI or for repurchase pursuant to Article XIII shall, upon delivery of the consideration to be received by the Holders, be transferred to and registered in the name of the Person directed by the Company. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and may deliver to the Trustee (or to any other Person for delivery to the Trustee) for cancellation any Notes previously authenticated hereunder which the Company has not issued and sold, and all Notes so delivered shall be promptly cancelled by the Trustee. If the Company shall so acquire any of the Notes, however, such acquisition shall not operate as a satisfaction of the indebtedness represented by such Notes and such Notes shall remain Outstanding hereunder unless and until the same are surrendered to the Trustee for cancellation. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 310, except as expressly permitted by this Indenture. Cancelled Notes held by the Trustee shall be disposed of by the Trustee in accordance with its customary procedures and the Trustee, upon receipt of the Company's written request, shall deliver a certificate stating that such cancelled securities have been disposed of, unless by a Company Order the Company directs their return to it.

            SECTION 311. COMPUTATION OF INTEREST. Interest on the Notes shall be computed on the basis of a 360-day year consisting of twelve 30-day months.

            SECTION 312. ADD ON NOTES. (a) The Company may, from time to time, subject to compliance with Section 312(b) and any other applicable provisions of this Indenture, without the consent of the Holders of any Notes, create and issue pursuant to this Indenture additional notes ("Add On Notes") having terms and conditions set forth in Exhibit A identical to those of the other outstanding Notes, except that Add On Notes:

            (1)   may have a different issue date from other Outstanding Notes;

            (2) may have a different amount of interest payable on the first Interest Payment Date after their issuance than is payable on other Outstanding Notes;

            (3) may have terms specified in Add On Note Board Resolutions or an Add On Note Supplemental Indenture for such Add On Notes, if any, making appropriate adjustment to this Article III and Exhibit A (and related definitions) applicable to such Add On Notes in order to conform to and ensure compliance with the Securities Act (or other applicable securities laws) and any registration rights or similar agreement applicable to such Add On Notes, which are not adverse in any material respect to the Holder of any Outstanding Notes (other than such Add On Notes); and

            (4) may be entitled to additional interest as provided in Section 308 not applicable to other Outstanding Notes and may not be entitled to such additional interest applicable to other Outstanding Notes.

            (b) The Company may not create or issue any Add On Notes (i) on or prior to the Redemption Date; (ii) after the Redemption Date but on or prior to the Optional Repurchase Date unless the Company has redeemed, pursuant to Section 1101, a principal amount of Notes equal to the Redemption Limit; or (iii) after the Optional Repurchase Date unless the Company, if required, has repurchased, pursuant to Article XIII, the principal amount of Notes with respect to which Holders of Notes have validly exercised the Optional Repurchase Right.

            SECTION 313. CUSIP NUMBERS. The Company in issuing the Notes may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall indicate the "CUSIP" numbers of the Notes in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Notes or as contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Notes, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee in writing of any change in "CUSIP" numbers.

                                   ARTICLE IV

                           SATISFACTION AND DISCHARGE

            SECTION 401. SATISFACTION AND DISCHARGE OF INDENTURE. This Indenture shall, upon Company Request, cease to be of further effect (except as to any surviving rights of registration of transfer or exchange of Notes expressly provided for herein or pursuant hereto), and the Trustee, upon receipt of a Company Order, and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture when:

            (1)   either:

            (A) all Notes theretofore authenticated and delivered have been delivered to the Trustee for cancellation (other than Notes which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 306); or

            (B) all Notes not theretofore delivered to the Trustee for cancellation:

                        (i)   have become due and payable, or

                        (ii) will become due and payable at their Stated Maturity within one year,

            and the Company, in the case of (i) or (ii) above, has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, if any, to the date of such deposit (in the case of Notes which have become due and payable) or to the Stated Maturity, as the case may be;

            (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

            (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee and any predecessor Trustee under
Section 606, the obligations of the Company to any Authenticating Agent under
Section 611 and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section 401, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

            SECTION 402. APPLICATION OF TRUST FUNDS. Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest, if any, for whom payment such money has been deposited with or received by the Trustee, but such money need not be segregated from other funds except to the extent required by law.

                                   ARTICLE V

                                    REMEDIES

            SECTION 501. EVENTS OF DEFAULT. "Event of Default" wherever used herein with respect to the Notes means any one of the following events (whatever the reason for such Event of Default and whether or not it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (1) default in the payment of any interest (including additional interest pursuant to Section 308) upon any Note when such interest becomes due and payable, and continuance of such default for a period of 30 days; or

            (2) default in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at Maturity; or

            (3) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture with respect to any Note (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 501 specifically dealt with), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Notes a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (4) the Company pursuant to or within the meaning of any Bankruptcy Law:

                  (A)   commences a voluntary case;

                  (B) consents to the entry of an order for relief against it in an involuntary case;

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property; or

                  (D) makes a general assignment for the benefit of its creditors; or

            (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company in an involuntary case;

                  (B) appoints a Custodian of the Company or for all or substantially all of its property; or

                  (C)   orders the liquidation of the Company;

            and the order or decree remains unstayed and in effect for 90 days.

The term "Bankruptcy Law" means title 11 U.S. Code or any similar Federal or State law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or other similar official under any Bankruptcy Law.

            SECTION 502. ACCELERATION OF MATURITY; RESCISSION AND ANNULMENT. (a) If an Event of Default with respect to Notes at the time Outstanding occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Notes may declare the principal of all the Notes to be due and payable immediately, by a notice in writing to the Company and to the Trustee if given by the Holders of Notes, and upon any such declaration such principal or specified portion thereof shall become immediately due and payable.

            (b) At any time after such a declaration of acceleration with respect to Notes has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this Article Five, the Holders of a majority in principal amount of the Outstanding Notes, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

            (1) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                  (A) all overdue installments of interest, if any, on all Outstanding Notes;

                  (B) the principal of (and premium, if any, on) all Outstanding Notes that have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates borne by or provided for in such Notes;

                  (C) to the extent that payment of such interest is lawful, interest upon overdue installments of interest at the rate or rates borne by or provided for in the Notes; and

                  (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 606; and

            (2) all Events of Default with respect to Notes, other than the nonpayment of the principal of (or premium, if any) or interest on Notes which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent default or impair any right consequent thereon.

            SECTION 503. COLLECTION OF INDEBTEDNESS AND SUITS FOR ENFORCEMENT BY TRUSTEE. (a) The Company covenants that if:

            (1) default is made in the payment of any installment of interest on any Note and when such interest becomes due and payable and such default continues for a period of 30 days; or

            (2) default is made in the payment of the principal of (or premium, if any, on) any Note when it becomes due and payable at Maturity,

then the Company will, upon demand of the Trustee, pay to the Trustee, for the benefit of the Holders of Notes, the whole amount then due and payable on such Notes for principal (and premium, if any) and interest, if any, with interest upon any overdue principal (and premium, if any) and, to the extent that payment of such interest shall be legally enforceable, upon any overdue installments of interest, if any, at the rate or rates borne by or provided for in such Notes, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 606.

            (b) If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, and may prosecute such proceeding to judgment or final decree, and may enforce the same against the Company or any other obligor upon the Notes and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Notes, wherever situated.

            (c) If an Event of Default with respect to the Notes occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

            (d) The Trustee, as an express third-party beneficiary of the Assignment and Assumption Agreement and the obligations of each of the parties thereto on behalf of the Holders of Notes, shall be entitled to enforce the Assignment and Assumption Agreement against any party thereto on behalf of the Holders of Notes. The Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Notes under the Assignment and Assumption Agreement by such appropriate judicial proceedings as the Trustee shall deem most effectual to enforce any such rights, whether for the specific enforcement of any covenant or agreement in the Assignment and Assumption Agreement, or to enforce any other proper remedy.

            SECTION 504. TRUSTEE MAY FILE PROOFS OF CLAIM. (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any overdue principal, premium or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

            (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due to the Trustee under Section 606) and of the Holders of Notes allowed in such judicial proceeding; and

            (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same,

and any custodian, receiver, assignee, trustee, liquidator, sequestrator (or other similar official) in any such judicial proceeding is hereby authorized by each Holder of Notes to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of Notes, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee and any predecessor Trustee, their agents and counsel, and any other amounts due the Trustee or any predecessor Trustee under Section 606.

            (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of a Note any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder of a Note in any such proceeding.

            SECTION 505. TRUSTEE MAY ENFORCE CLAIMS WITHOUT POSSESSION OF NOTES. All rights of action and claims under this Indenture or any of the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes and in respect of which such judgment has been recovered.

            SECTION 506. APPLICATION OF MONEY COLLECTED. Any money collected by the Trustee pursuant to this Article V shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, if any, upon presentation of the Notes and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

            FIRST: To the payment of all amounts due the Trustee and any predecessor Trustee under Section 606;

            SECOND: To the payment of the amounts then due and unpaid upon the Notes for principal (and premium, if any) and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the aggregate amounts due and payable on the Notes for principal (and premium, if any) and interest, if any, respectively; and

            THIRD: To the payment of the remainder, if any, to the Company or any other Person or Persons entitled thereto.

            SECTION 507. LIMITATION ON SUITS. No Holder of any Note shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

            (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default with respect to the Notes;

            (2) the Holders of not less than 25% in principal amount of the Outstanding Notes shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

            (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

            (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Notes;

it being understood and intended that no one or more of such Holders shall have any right in a manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

            SECTION 508. UNCONDITIONAL RIGHT OF HOLDERS TO RECEIVE PRINCIPAL; PREMIUM AND INTEREST. Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 305) interest, if any, on such Note on the respective due dates expressed in such Note (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment and such rights shall not be impaired without the consent of such Holder.

            SECTION 509. RESTORATION OF RIGHTS AND REMEDIES. If the Trustee or any Holder of a Note has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case the Company, the Trustee and the Holders of Notes shall, subject to any determination in such proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and such Holders shall continue as though no such proceeding had been instituted.

            SECTION 510. RIGHTS AND REMEDIES CUMULATIVE. Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Notes is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

            SECTION 511. DELAY OR OMISSION NOT WAIVER. No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Trustee or to the Holders of Notes may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Notes, as the case may be.

            SECTION 512. CONTROL BY HOLDERS OF NOTES. The Holders of a majority in principal amount of the Outstanding Notes shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee with respect to the Notes; provided that:

            (1) such direction shall not be in conflict with any rule of law or with this Indenture;

            (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction; and

            (3) the Trustee need not take any action that might involve it in personal liability or be unjustly prejudicial to the Holders of Notes not consenting.

            SECTION 513. WAIVER OF PAST DEFAULTS. (a) Subject to Section 502, the Holders of not less than a majority in principal amount of the Outstanding Notes may, on behalf of the Holders of all the Notes, waive any past default hereunder and its consequences, except a default:

            (1) in the payment of the principal of (or premium, if any) or interest if any, on any Note; or

            (2)   in respect of a covenant or provision hereof which under
      Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

            (b) Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

            SECTION 514. WAIVER OF STAY OR EXTENSION LAWS. The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE VI

                                   THE TRUSTEE

            SECTION 601. NOTICE OF DEFAULTS. Within 90 days after the occurrence of any Default hereunder with respect to the Notes, the Trustee shall transmit in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, notice of such Default hereunder known to the Trustee, unless such Default shall have been cured or waived; provided, however, that, except in the case of a Default in the payment of the principal of (or premium, if any) or interest, if any, on any Note, the Trustee shall be protected in withholding such notice if and so long as the board of directors, the executive committee or a trust committee of directors and/or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Notes; and provided further that in the case of any Default or breach of the character specified in Section 501(3) with respect to the Notes, no such notice to Holders shall be given until at least 60 days after the occurrence thereof.

            SECTION 602. CERTAIN RIGHTS OF TRUSTEE. (a) Subject to the provisions of Sections 315(a) through 315(d) of the Trust Indenture Act:

            (1) The Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties.

            (2) Any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order (other than delivery of any Note to the Trustee for authentication and delivery pursuant to Section 303 which shall be sufficiently evidenced as provided therein) and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution.

            (3) Whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon a Board Resolution, an Opinion of Counsel or an Officers' Certificate.

            (4) The Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

            (5) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Notes pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

            (6) The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney.

            (7) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

            (8) The Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture.

            (9) The Trustee shall not be charged with knowledge of any Default or Event of Default with respect to the Notes unless either (A) such Default or Event of Default is known, or ought reasonably to have been known, by a Responsible Officer of the Trustee or (B) written notice of such Default of Event of Default shall have been given to the Trustee by the Company or any other obligor on the Notes or by any Holder of the Notes.

            (b) The Trustee shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

            (c) The permissive rights of the Trustee enumerated herein shall not be construed as duties.

            SECTION 603. NOT RESPONSIBLE FOR RECITALS OR ISSUANCE OF NOTES. The recitals contained herein and in the Notes, except the Trustee's certificate of authentication, shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Notes, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Notes and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-1 supplied to the Company are true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Notes or the proceeds thereof.

            SECTION 604. MAY HOLD NOTES. The Trustee, any Paying Agent, the Registrar, any Authenticating Agent or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Notes and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Registrar, Authenticating Agent or such other agent.

            SECTION 605. MONEY HELD IN TRUST. Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed in writing with the Company.

            SECTION 606. COMPENSATION AND REIMBURSEMENT. (a) The Company agrees:

            (i) To pay to the Trustee from time to time such compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust).

            (ii) Except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including reasonable compensation and the expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

            (iii) To indemnify each of the Trustee and any predecessor Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its own part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

            (b) As security for the performance of the obligations of the Company under this Section 606, the Trustee shall have a claim prior to the Notes upon all property and funds held or collected by the Trustee as such, except funds held in trust for the payment of principal of (or premium, if any) or interest, if any, on the Notes.

            (c) The provisions of this Section 606 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

            (d) When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 501(4) or 501(5), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Bankruptcy Law.

            SECTION 607. CORPORATE TRUSTEE REQUIRED; ELIGIBILITY. There shall at all times be a Trustee hereunder that shall be eligible to act as Trustee under
Section 310(a)(l) of the Trust Indenture Act and shall have a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or the requirements of Federal, State, Territorial or District of Columbia supervising or examining authority, then for the purposes of this Section 607, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 607, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

            SECTION 608. RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR. (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article Six shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 609.

            (b) The Trustee may resign at any time by giving 30 days' prior written notice thereof to the Company.

            (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Notes delivered to the Trustee and to the Company.

            (d)   If at any time:

            (1)   the Trustee shall fail to comply with the provisions of
      Section 310(b) of the Trust Indenture Act after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months; or

            (2) the Trustee shall cease to be eligible under Section 607 and shall fail to resign after written request therefor by the Company or by any Holder of a Note who has been a bona fide Holder of a Note for at least six months; or

            (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company by or pursuant to a Board Resolution may remove the Trustee and appoint a successor Trustee, or (ii) subject to Section 315(t) of the Trust Indenture Act, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Notes and the appointment of a successor Trustee.

            (e) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of a notice of resignation or the delivery of an Act of removal, the Trustee resigning or being removed may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (f) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Notes delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Notes and accepted appointment in the manner hereinafter provided, any Holder of a Note who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all others similarly situated, --------- petition any court of competent jurisdiction for the appointment of a successor Trustee.

            (g) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee in the manner provided for notices to the Holders of Notes in Section 106. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

            SECTION 609. ACCEPTANCE OF APPOINTMENT BY SUCCESSOR. (a) In case of the appointment hereunder of a successor Trustee, such successor Trustee shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 606.

            (b) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section 609, as the case may be.

            (c) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article VI.

            SECTION 610. MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder; provided that such corporation shall be otherwise qualified and eligible under this Article VI, without the execution or filing of any paper or any further act on the part of any of the parties hereto, in case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes. In case any Notes shall not have been authenticated by such predecessor Trustee, any such successor Trustee may authenticate and deliver such Notes, in either its own name or that of its predecessor Trustee, with the full force and effect which this Indenture provides for the certificate of authentication of the Trustee.

            SECTION 611. APPOINTMENT OF AUTHENTICATING AGENT. (a) At any time when any Notes remain Outstanding, the Trustee may appoint an Authenticating Agent or Authenticating Agents with respect to the Notes which shall be authorized to act on behalf of the Trustee to authenticate Notes issued upon exchange, registration of transfer or partial redemption thereof, and Notes so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Any such appointment shall be evidenced by an instrument in writing signed by a Responsible Officer of the Trustee, a copy of which instrument shall be promptly furnished to the Company. Wherever reference is made in this Indenture to the authentication and delivery of Notes by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a bank or trust company or corporation organized and doing business and in good standing under the laws of the United States, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $1,500,000 and subject to supervision or examination by Federal or State authorities. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 611, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section 611.

            (b) Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section 611, without the execution or filing of any paper or further act on the part of the Trustee or the Authenticating Agent.

            (c) An Authenticating Agent for the Notes may at any time resign by giving written notice of resignation to the Trustee and to the Company. The Trustee for the Notes may at any time terminate the agency of an Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 611. The Trustee may appoint a successor Authenticating Agent, which shall be acceptable to the Company and shall give notice of such appointment to all Holders of Notes in the manner set forth in Section 106. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent herein. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section 611.

            (d) The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation including reimbursement of its reasonable expenses for its services under this Section 611.

            (e) If an appointment of any Authenticating Agent is made pursuant to this Section 611, the Notes may have endorsed thereon, in addition to or in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

            This is one of the Notes referred to in the within-mentioned Indenture.

                                                 JPMORGAN CHASE BANK
                                                     as Trustee

                                                 By:___________________________
                                                     as Authenticating Agent

                                                 By:___________________________
                                                     Authorized Officer

                                   ARTICLE VII

                HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY

            SECTION 701. DISCLOSURE OF NAMES AND ADDRESSES OF HOLDERS. Every Holder of Notes, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Authenticating Agent nor any Paying Agent nor any Registrar shall be held accountable by reason of the disclosure of any information as to the names and addresses of the Holders of Notes in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information is derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

            SECTION 702. REPORTS BY TRUSTEE. (a)Within 60 days after May 15 of each year commencing with the first May 15 after the Issue Date, the Trustee shall transmit by mail to all Holders of Notes as provided in Section 313(c) of the Trust Indenture Act a brief report dated as of such May 15 if required by
Section 313(a) of the Trust Indenture Act.

            (b) A copy of each such report shall, at the time of such transmission to Holders of Notes, be filed by the Trustee with each stock exchange, if any, upon which the Notes are listed, with the Commission and with the Company. The Company will promptly notify the Trustee of the listing of the Notes on any stock exchange.

            SECTION 703. REPORTS BY COMPANY. The Company will:

            (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions, if any, of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or Section 15(d) of the Exchange Act; or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it will file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports that may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

            (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

            (3) comply with all other provisions of Section 314(a) of the Trust Indenture Act.

      Delivery of such reports to the Trustee is for informational purposes only and the Trustee's receipt of such reports shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Issuer's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

                                  ARTICLE VIII

                  CONSOLIDATION, MERGER, CONVEYANCE OR TRANSFER

            SECTION 801. COMPANY MAY CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS. The Company shall not consolidate with or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

            (1) either the Company shall be the continuing corporation, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person that acquires by conveyance or transfer the properties and assets of the Company substantially as an entirety shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest, if any, on the Notes and the performance of every covenant of this Indenture on the part of the Company to be performed or observed;

            (2) immediately after giving effect to such transactions no Default or Event of Default shall have happened and be continuing; and

            (3) the Company and the successor Person have delivered to the Trustee an Officers Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article VIII and that all conditions precedent herein provided for relating to such transaction have been complied with.

            SECTION 802. SUCCESSOR PERSON SUBSTITUTED. Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and in the event of any such conveyance or transfer, the Company shall be discharged from all obligations and covenants under this Indenture and the Notes and may be dissolved and liquidated.

                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

            SECTION 901. SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF HOLDERS. Without the consent of any Holders of Notes, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

            (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Notes contained; or

            (2) to add to the covenants of the Company for the benefit of the Holders of the Notes or to surrender any right or power herein conferred upon the Company; or

            (3) to add any additional Events of Default for the benefit of the Holders of the Notes; provided, however, in respect of any such additional Events of Default such supplemental indenture may provide for a particular period of grace after default (which period may be shorter or longer than that allowed in the case of other defaults) or may provide for an immediate enforcement upon such default or may limit the remedies available to the Trustee upon such default or may limit the right of the Holders of a majority in aggregate principal amount of the Notes to waive such default; or

            (4) to change or eliminate any of the provisions of this Indenture; provided that any such change or elimination shall become effective only when there is no Note Outstanding created prior to the execution of such supplemental indenture that is entitled to the benefit of such provision; or

            (5) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee; or

            (6) to cure any ambiguity, to correct or supplement any provision herein that may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture; provided that any such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the interests of the Holders of Notes in any material respect; or

            (7) to supplement any of the provisions of this Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of Notes pursuant to Sections 401, 1402 and 1403; provided that any such action shall not, as evidenced by an Opinion of Counsel delivered to the Trustee, adversely affect the interests of the Holders of Notes in any material respect;

            (8) to provide for the issuance of the Exchange Notes, which will have terms substantially identical to the other Outstanding Notes, except for the requirement of a Private Placement Legend and related transfer restrictions under the Securities Act and this Indenture, as to the applicability of additional interest payable as provided in Section 308, as to redemption as provided in Article XI and as to repurchase at the option of the Holder as provided in Article XIII and which will be treated, together with any other Outstanding Notes, as a single issue of securities; or

            (9) to provide for the issuance of Add On Notes as permitted by Sections 303 and 312, which will have terms substantially identical to the other Outstanding Notes except as specified in Section 308 or 312, and which will be treated, together with any other Outstanding Notes, as a single issue of securities.

            SECTION 902. SUPPLEMENTAL INDENTURES WITH CONSENT OF HOLDERS. (a) With the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, by Act of said Holders delivered to the Company and the Trustee, the Company, when authorized by or pursuant to a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

            (1) change the Stated Maturity of the principal of (or premium, if any, on) or any installment of principal of or interest on, any Note, or reduce the principal amount thereof or the rate of interest thereon, or any premium payable in the redemption thereof, or adversely affect any right of repurchase at the option of the Holder of any Note, or change any Place of Payment where any Note or any premium or interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case exercise of the Redemption Right or the Optional Repurchase Right, on or after the Redemption Date or the Optional Repurchase Date, as the case may
      be); or

            (2) reduce the percentage in principal amount of the Outstanding Notes, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture, or reduce the requirements of Section 1504 for quorum or voting; or

            (3) modify any of the provisions of this Section 902 or Section 513, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note affected thereby.

            (b)   It shall not be necessary for any Act of Holders under this
      Section 902 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

            (c) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders of Notes on such record date, or their duly designated proxies, and only such Persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date that is 90 days after such record date, any such consent previously given shall automatically and without further action by any Holder of Notes be cancelled and of no further effect.

            SECTION 903. EXECUTION OF SUPPLEMENTAL INDENTURES. In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, in addition to any documents required by Section 102, and shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

            SECTION 904. EFFECT OF SUPPLEMENTAL INDENTURES. Upon the execution of any supplemental indenture under this Article IX, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

            SECTION 905. CONFORMITY WITH TRUST INDENTURE ACT. Every supplemental indenture executed pursuant to this Article IX shall conform to the requirements of the Trust Indenture Act as then in effect.

            SECTION 906. REFERENCE IN NOTES TO SUPPLEMENTAL INDENTURES. Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article Nine may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Notes.

                                    ARTICLE X

                                    COVENANTS

            SECTION 1001. PAYMENT OF PRINCIPAL, PREMIUM AND INTEREST. The Company covenants and agrees for the benefit of the Holders of the Notes that it will duly and punctually pay the principal of (and premium, if any) and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. At the option of the Company, all payments of principal may be paid by check to the registered Holder of the Note or other person entitled thereto against surrender of such Note.

            SECTION 1002. MAINTENANCE OF OFFICE OR AGENCY. (a) The Company shall maintain in each Place of Payment for the Notes an office or agency where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the same as its agent to receive such respective presentations, surrenders, notices and demands, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

            (b) The Company may from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in accordance with the requirements set forth above for Notes for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby designates as the Place of Payment for the Notes the office or agency of the Company in the Borough of Manhattan, The City of New York, and initially appoints the Trustee at its Corporate Trust Office as Paying Agent in such city and as its agent to receive all such presentations, surrenders, notices and demands.

            SECTION 1003. MONEY FOR NOTES PAYMENTS TO BE HELD IN TRUST. (a) If the Company shall at any time act as its own Paying Agent for the Notes, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any of the Notes, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal of (and premium, if any) and interest, if any, on the Notes so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

            (b) Whenever the Company shall have one or more Paying Agents for the Notes, it will, on or before each due date of the principal of (or premium, if any) or interest, if any, on any Notes, deposit with a Paying Agent a sum sufficient to pay the principal (or premium, if any) or interest, if any, so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

            (c) The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

            (d) Except as otherwise provided in the Notes, any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (or premium, if any) or interest, if any, on any Note and remaining unclaimed for two years after such principal, premium or interest has become due and payable shall be paid to the Company upon Company Request or (if then held by the Company) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Company for payment of such principal, premium or interest on any Note, without interest thereon, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in an Authorized Newspaper, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

            SECTION 1004. STATEMENT AS TO COMPLIANCE. The Company will deliver to the Trustee, within 120 days after the end of each fiscal year (beginning with the fiscal year ending on December 31, 2004), an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture (without regard to any period of grace or requirement of notice provided hereunder) and, if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

            SECTION 1005. LIMITATION ON LIENS. The Company will not, and will not cause or permit any of its subsidiaries to, create, assume, incur or guarantee any indebtedness for money borrowed that is secured by a pledge, mortgage, deed of trust or other lien on any voting stock or profit participating equity interests of Janus Capital Management LLC ("JCM") or any entity that succeeds (whether by merger, consolidation, sale of assets or otherwise) to all or any substantial part of the business of JCM, without providing that the Notes (together with, if the Company shall so determine, any other indebtedness of, or guarantee by, the Company ranking equally with the Notes and existing as of the date hereof or hereafter created) will be secured equally and ratably with or prior to all other indebtedness secured by such pledge, mortgage, deed of trust or other lien on the voting stock or profit participating equity interests of JCM; provided that this Section 1005 shall not limit the Company's ability or the ability of the Company's subsidiaries to incur indebtedness or other obligations secured by liens on assets other than the shares of common stock of JCM.

                                   ARTICLE XI

                               REDEMPTION OF NOTES

            SECTION 1101. COMPANY'S RIGHT TO REDEEM; NOTICE TO TRUSTEE. On May 19, 2004 (the "Redemption Date"), the Company, at its option, may redeem (the "Redemption Right") up to $445,000,000 principal amount of Notes (the "Redemption Limit"), for cash, at a Redemption Price equal to 100% of the principal amount of the Notes to be redeemed (the "Redemption Price"), plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date. If the Company elects to redeem Notes pursuant to this Section 1101, it shall notify the Trustee in writing of the principal amount of Notes to be redeemed by a Company Order on or prior to April 28, 2004, unless the Trustee agrees to a later date.

            SECTION 1102. SELECTION BY TRUSTEE OF NOTES TO BE REDEEMED. (a) If less than all of the Notes are to be redeemed pursuant to the Redemption Right the Trustee shall select the particular Notes to be redeemed from the Outstanding Notes on a pro rata basis. The Trustee shall make the selection within five Business Days after it receives the notice provided for in Section 1101.

            (b) Notes to be redeemed shall be in principal amounts of $1,000 or any integral multiple of $1,000. The Trustee shall promptly notify the Company and the Registrar in writing of the Notes selected for redemption and, in the case of any Notes selected for partial redemption, the principal amount thereof to be redeemed.

            (c) For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Notes shall relate, in the case of any Note redeemed or to be redeemed only in part, to the portion of the principal amount of such Note which has been or is to be redeemed.

            SECTION 1103. NOTICE OF REDEMPTION. (a) A notice of redemption (a "Redemption Notice") shall be given in the manner provided in Section 106, on or prior to May 12, 2004, but failure to give such notice in the manner herein provided to the Holder of any Note designated for redemption as a whole or in part, or any defect in the notice to any such Holder, shall not affect the validity of the proceedings for the redemption of any other such Note or portion thereof.

            (b) Any Redemption Notice that is mailed to the Holders of Registered Notes in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the Redemption Notice.

            (c)   Each Redemption Notice shall state:

            (1)   the Redemption Date;

            (2) the Redemption Price and accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date;

            (3) if less than all Outstanding Notes are to be redeemed, the identification (and, in the case of partial redemption, the principal amount) of the particular Note or Notes to be redeemed;

            (4) in case any Note is to be redeemed in part only, the notice that relates to such Note shall state that on and after the Redemption Date, upon surrender of such Note, the Holder will receive, without a charge, a new Note or Notes of authorized denominations for the principal amount thereof remaining unredeemed;

            (5) that on the Redemption Date, the Redemption Price and accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date will become due and payable upon each such Note, or the portion thereof, to be redeemed and, that interest thereon shall cease to accrue on and after the Redemption Date;

            (6) the Place or Places of Payment where such Notes are to be surrendered for payment of the Redemption Price and accrued and unpaid interest; and

            (7)   the CUSIP number of such Note.

            (d) A Redemption Notice shall be given by the Company, or, at the Company's request, by the Trustee in the name and at the expense of the Company.

            SECTION 1104. DEPOSIT OF REDEMPTION PRICE. On or prior to 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 1003) an amount of money sufficient to pay on the Redemption Date the Redemption Price of, and accrued and unpaid interest on, all the Notes or portions thereof that are to be redeemed on the Redemption Date.

            SECTION 1105. NOTES PAYABLE ON REDEMPTION DATE. (a) Once a Redemption Notice is given as aforesaid, the Notes so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price together with accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date. Upon surrender in accordance with the Redemption Notice, such Notes shall be paid at the Redemption Price together with accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

            (b) If any Note called for redemption shall not be so paid upon surrender thereof for redemption, the Redemption Price shall, until paid, bear interest from, and including, the Redemption Date at the rate of interest set forth in such Note.

            SECTION 1106. NOTES REDEEMED IN PART. Any Registered Note that is to be redeemed only in part shall be surrendered at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing) and the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note without service charge a new Note or Notes of the same series, of any authorized denomination as requested by such Holder in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

                                  ARTICLE XII

                           [INTENTIONALLY LEFT BLANK]

                                  ARTICLE XIII

                       REPURCHASE AT THE OPTION OF HOLDERS

            SECTION 1301. HOLDERS' REPURCHASE RIGHT. (a) If the Company declines to purchase any Notes, or the Company purchases an aggregate principal amount of Notes less than the Redemption Limit, pursuant to Section 1101, on June 18, 2004 (the "Optional Repurchase Date"), each Holder shall have the right (the "Optional Repurchase Right"), at the Holder's option, to require the Company to repurchase, and upon the exercise of the Optional Repurchase Right the Company shall repurchase on the Optional Repurchase Date, all of such Holder's Notes (subject to Section 1301(b)), or any portion of the principal amount thereof that is equal to $1,000 or any integral multiple of $1,000, at a repurchase price equal to 100% of the principal amount of the Notes to be repurchased (the "Optional Repurchase Price"), plus accrued and unpaid interest, if any, thereon to, but excluding, the Optional Repurchase Date. If the Company is required to repurchase Notes pursuant to this Section 1301(a), it shall notify the Trustee in writing of the maximum principal amount of Notes it may be required to repurchase by a Company Order on or prior to May 24, 2004, unless the Trustee agrees to a later date.

            (b) The Company shall not be required to repurchase from all Holders of Notes exercising the Optional Repurchase Right an aggregate principal amount of Notes in excess of the Redemption Limit less the aggregate principal amount of Notes redeemed by the Company pursuant to
      Section 1101 (the "Optional Repurchase Limit"). If the Holders exercise the Optional Repurchase Right with respect to an aggregate principal amount of Notes in excess of the Optional Repurchase Limit, the Trustee will select the particular Notes to be repurchased pursuant to the methods set forth in Section 1102. The Trustee shall make such selection on the second Business Day prior to the Optional Repurchase Date.

            (c) If the Company is required to repurchase Notes under Section 1301(a), a notice (the "Optional Repurchase Company Notice") shall be given in the manner provided in Section 106, on or prior to May 27, 2004, but failure to give such notice in the manner herein provided to the Holder of any Note, or any defect in the notice to any such Holder, shall not affect the right of any Holder to exercise the Optional Repurchase Right or affect the validity of the proceedings for the repurchase of any Notes.

            (d) Any Optional Repurchase Company Notice that is mailed to the Holders of Registered Notes in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives the Optional Repurchase Company Notice.

            (e)   Each Optional Repurchase Company Notice shall state:

            (1)   the Optional Repurchase Date;

            (2) the date by which the Optional Repurchase Notice must be delivered in order for a Holder of Notes to exercise the Optional Repurchase Right;

            (3) the Optional Repurchase Price and accrued and unpaid interest, if any, thereon to, but excluding the Optional Repurchase Date;

            (4)   the Optional Repurchase Limit;

            (5) a description of the procedures that a Holder must follow to exercise the Optional Repurchase Right, and the Place or Places of Payment where Notes are to be surrendered for payment of the Optional Repurchase Price and accrued and unpaid interest, if any;

            (6) that on the Optional Repurchase Date, the Optional Repurchase Price and accrued and unpaid interest, if any, thereon to, but excluding the Optional Repurchase Date will become due any payable upon each Note, or the portion thereof, to be repurchased and that interest thereon shall cease to accrue on and after the Optional Repurchase Date;

            (7)   the procedures for withdrawing an Optional Repurchase Notice;
      and

            (8)   the CUSIP numbers of such Notes.

            (f) At the Company's request, the Trustee shall give the Optional Repurchase Company Notice in the Company's name and at the Company's expense, provided that the Company makes such request on or prior to May 24, 2004, unless the Trustee agrees to a later date.

            SECTION 1302. REPURCHASE OF NOTES. On or prior to 10:00 a.m., New York City time, on the Optional Repurchase Date, the Company shall deposit with the Trustee or with the Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 106) an amount sufficient to pay on the Optional Repurchase Date the Optional Repurchase Price of, and accrued and unpaid interest on, all the Notes or portions thereof that are to be repurchased on the Optional Repurchase Date.

            SECTION 1303. EXERCISE OF OPTION. (a) A Holder may exercise its Optional Repurchase Right upon delivery of a written notice of repurchase (an "Optional Repurchase Notice") to be received by the Paying Agent at any time from the opening of business on May 27, 2004 until the close of business on June 11, 2004 (unless the Company shall specify a later date), specifying:

            (1) if Certificated Notes have been issued, the certificate numbers of the Notes which the Holder will deliver to be repurchased or, if Certificated Notes have not been issued, the applicable DTC procedures;

            (2) the portion of the principal amount of the Note which the Holder will deliver to be repurchased, which portion must be equal to $1,000 or any integral multiple of $1,000; and

            (3) that such Note shall be repurchased pursuant to the terms and conditions specified in the Notes and in this Indenture.

            (b) The receipt of such Note (together with all necessary endorsements) by the Paying Agent with the Optional Repurchase Notice at the offices of the Paying Agent shall be a condition to the receipt by the Holder of the Optional Repurchase Price therefor; provided, however, that such Optional Repurchase Price shall be so paid pursuant to this Section 1303 and Section 1304 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof set forth in the related Optional Repurchase Notice.

            (c) The Company shall repurchase from the Holder thereof, pursuant to this Section 1303 and Section 1304, a portion of a Note if the principal amount of such portion is equal to $1,000 or any integral multiple of $1,000. Provisions of this Indenture that apply to the repurchase of all of a Note also apply to the repurchase of such portion of such Note.

            (d) Any repurchase by the Company contemplated pursuant to the provisions of this Section 1303 and Section 1304 shall be consummated by the delivery of the consideration to be received by the Holder.

            (e) The Paying Agent shall promptly notify the Company of the receipt by it of any Optional Repurchase Notice or written withdrawal thereof.

            SECTION 1304. EFFECT OF REPURCHASE NOTICE; WITHDRAWAL. (a) Upon receipt by the Paying Agent of an Optional Repurchase Notice specified in
Section 1303(a), the Holder of the Note in respect of which such Optional Repurchase Notice was given shall (unless such Optional Repurchase Notice is withdrawn as specified in the following two paragraphs) thereafter be entitled to receive solely the Optional Repurchase Price, and accrued and unpaid interest, if any, to the Optional Repurchase Date, with respect to such Note.

            (b) An Optional Repurchase Notice may be withdrawn by means of a written notice of withdrawal delivered to the office of the Paying Agent in accordance with the Optional Repurchase Notice at any time prior to the close of business on the fifth Business Day prior to the Optional Repurchase Date, specifying:

            (1) if Certificated Notes have been issued, the certificate number, if any, of the Note in respect of which such notice of withdrawal is being submitted or, if Certificated Notes have not been issued, such information as may be required by the appropriate DTC procedures;

            (2) the principal amount of the Note with respect to which such notice of withdrawal is being submitted; and

            (3) the principal amount, if any, of such Note which remains subject to the original Optional Repurchase Notice, and which has been or will be delivered for repurchase by the Company.

            (c) The Paying Agent will promptly return to the respective Holders thereof any Notes with respect to which an Optional Repurchase Notice has been withdrawn in compliance with this Indenture, upon such return, the Optional Repurchase Notice with respect thereto shall be deemed to have been withdrawn.

            SECTION 1305. WHEN NOTES PRESENTED FOR REPURCHASE BECOME DUE AND PAYABLE. (a) If Notes shall have been surrendered as provided in this Article XIII, such Notes or the portions thereof, as the case may be, to be repurchased shall, on the Optional Repurchase Date, become due and payable at the Optional Repurchase Price together with accrued and unpaid interest, if any, thereon to, but excluding, the Optional Repurchase Date. Upon surrender in accordance with the Optional Repurchase Company Notice, such Notes shall be repurchased at the Optional Repurchase Price, together with accrued and unpaid interest, if any, thereon to, but excluding, the Optional Repurchase Date.

            (b) If any Note surrendered for repurchase shall not be so repurchased upon surrender thereof, the Optional Repurchase Price shall, until paid, bear interest from, and including, the Optional Repurchase Date at the rate of interest set forth in such Note.

            SECTION 1306. NOTES REPURCHASED IN PART. Upon surrender of any Registered Note that is to be repurchased in part only, the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without service charge and at the expense of the Company, a new Registered Note or Notes, of any authorized denomination specified by the Holder, in an aggregate principal amount equal to and in exchange for the portion of the principal of such Note so surrendered which is not to be repaid.

                                   ARTICLE XIV

                       DEFEASANCE AND COVENANT DEFEASANCE

            SECTION 1401. COMPANY'S OPTION TO EFFECT DEFEASANCE OR COVENANT DEFEASANCE. The Company may, at its option, by Board Resolution at any time, with respect to the Notes, elect to have Section 1402 or Section 1403 be applied to such Outstanding Notes upon compliance with the conditions set forth below in this Article XIV.

            SECTION 1402. DEFEASANCE AND DISCHARGE. Upon the Company's exercise of the above option applicable to this Section 1402 with respect to any Notes, the Company shall be deemed to have been discharged from its obligations with respect to such Outstanding Notes on the date the conditions set forth in
Section 1404 are satisfied (hereinafter, "defeasance"). For this purpose, such defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Notes, which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 1405 and the other Sections of this Indenture referred to in clauses (A) and (B) of this Section 1402, and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of such Outstanding Notes to receive, solely from the trust fund described in Section 1404 and as more fully set forth in such Section, payments in respect of the principal of (and premium, if any) and interest, if any, on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 305, 306, 1002 and 1003, (C) the rights, powers, trusts, duties and immunities of the Trustee hereunder, and (D) this Article XIV. Subject to compliance with this Article XIV, the Company may exercise its option under this
Section 1402 notwithstanding the prior exercise of its option under Section 1403 with respect to such Notes.

            SECTION 1403. COVENANT DEFEASANCE. Upon the Company's exercise of the above option applicable to this Section 1403, the Company shall be released from its obligations under any covenant specified with respect to any Outstanding Notes on and after the date the conditions set forth in Section 1404 are satisfied (hereinafter, "covenant defeasance"), and such Notes shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Holders (and the consequences of any thereof) in connection with any such covenant, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, such covenant defeasance means that, with respect to such Outstanding Notes, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such Section or such other covenant, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 501(3) or otherwise, but, except as specified above, the remainder of this Indenture and such Notes shall be unaffected thereby.

            SECTION 1404. CONDITIONS TO DEFEASANCE OR COVENANT DEFEASANCE. The following shall be the conditions to application of Section 1402 or Section 1403 to any Outstanding Notes:

            (a) The Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 607 who shall agree to comply with the provisions of this Article XIV applicable to it) as trust funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of such Notes, (i) an amount in United States dollars, or (ii) Government Obligations, which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than one day before the due date of any payment of principal of (and premium, if any) and interest, if any, on such Notes, money in an amount, or (iii) a combination thereof in an amount, sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of (and premium, if any) and interest, if any, on such Outstanding Notes on the Stated Maturity of such principal or installment of principal or interest.

            (b) Such defeasance or covenant defeasance shall not result in a breach or violation of, or constitute a default under, this Indenture or any other material agreement or instrument to which the Company is a party or by which it is bound.

            (c) No Default or Event of Default with respect to such Notes shall have occurred and be continuing on the date of such deposit or, insofar as Sections 501(4) and 501(5) are concerned, at any time during the period ending on the 91st day after the date of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period).

            (d) In the case of an election under Section 1402, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of execution of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion shall confirm that, the Holders of such Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred.

            (e) In the case of an election under Section 1403, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred.

            (f) The Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance under Section 1402 or the covenant defeasance under Section 1403, as the case may be, have been complied with and an Opinion of Counsel to the effect that either (i) as a result of a deposit pursuant to subsection (a) above and the related exercise of the Company's option under Section 1402 or Section 1403, as the case may be, registration is not required under the Investment Company Act of 1940, as amended, by the Company, with respect to the trust funds representing such deposit or by the trustee for such trust funds or (ii) all necessary registrations under such Act have been effected.

            SECTION 1405. DEPOSITED MONEY AND GOVERNMENT OBLIGATIONS TO BE HELD IN TRUST; OTHER MISCELLANEOUS PROVISIONS. (a) Subject to the provisions of the last paragraph of Section 1003, all money and Government Obligations (including the proceeds thereof deposited with the Trustee or other qualifying trustee (collectively, for purposes of this Section 1405, the "Trustee") pursuant to
Section 1404 in respect of any Outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Holders of such Notes of all sums due and to become due thereon in respect of principal (and premium, if any) and interest, if any, but such money need not be segregated from other funds except to the extent required by law.

            (b) The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the Government Obligations deposited pursuant to Section 1404 or the principal and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Notes.

            (c) Anything in this Article XIV to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Obligations (or other property and any proceeds therefrom) held by it as provided in Section 1404 which, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a defeasance or covenant defeasance, as applicable, in accordance with this
Article XIV.

            SECTION 1406. REINSTATEMENT. (a) If the Trustee or Paying Agent is unable to apply any money or Government Obligations in accordance with Section 1405 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit has occurred pursuant to this Article XIV until such time as the Trustee or Paying Agent is permitted to apply all such money or Government Obligations in accordance with
Section 1405.

            (b) If the Company's obligations under this Indenture and the Notes issued hereunder shall be revived and reinstated in accordance with this
Section 1406, the Company shall be permitted, at its discretion to withdraw all or a portion of the deposits made by the Company pursuant to this Article XIV.

            (c) If the Company elects not to withdraw any of the deposits made by the Company pursuant to this Article XIV, if and when the Trustee or Paying Agent is later permitted to apply all such money or Government Obligations in accordance with Section 1405, the rights of the Company shall be subrogated to the rights of the Holders of the Notes to receive payments from the money or Government Obligations deposited by the Company pursuant to Article XIV and held by the Trustee or Paying Agent; provided that if the Company shall have made any payment of principal or interest on the Notes because of the revival and reinstatement of its obligations, which payment is not sourced from any amounts deposited by the Company pursuant to this Article XIV (such amount, in the aggregate, being referred to as the "Company Paid Amount"), the Company shall be permitted, at its discretion, to withdraw all or a portion of the deposits made by the Company pursuant to this Article XIV up to the Company Paid Amount.

                                   ARTICLE XV

                          MEETINGS OF HOLDERS OF NOTES

            SECTION 1501. [INTENTIONALLY LEFT BLANK]

            SECTION 1502. CALL, NOTICE AND PLACE OF MEETINGS. (a) The Trustee may at any time call a meeting of Holders of the Notes, to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of the Notes, to be held at such time and at such place in the Borough of Manhattan, The City of New York, as the Trustee shall determine. Notice of every meeting of Holders of the Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

            (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Notes shall have requested the Trustee to call a meeting of the Holders of the Notes for any purpose specified in Section 1502(a), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of the Notes in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in Section 1502(a).

            SECTION 1503. PERSONS ENTITLED TO VOTE AT MEETINGS. To be entitled to vote at any meeting of Holders of the Notes, a Person shall be (i) a Holder of one or more Outstanding Notes, or (ii) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Notes by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders of the Notes shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

            SECTION 1504. QUORUM; ACTION. (a) The Persons entitled to vote a majority in principal amount of the Outstanding Notes shall constitute a quorum for a meeting of Holders of Notes; provided, however, that if any action is to be taken at such meeting with respect to a consent or waiver that this Indenture expressly provides may be given by the Holders of not less than a specified percentage in principal amount of the Outstanding Notes, the Persons entitled to vote such specified percentage in principal amount of the Outstanding Notes shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of the Notes, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 1502(a), except that such notice need be given only once not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of any adjourned meeting shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Notes which shall constitute a quorum.

            (b) Except as limited by the proviso to Section 902, any resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted by the affirmative vote of the Holders of a majority in principal amount of the Outstanding Notes; provided, however, that, except as limited by the proviso to
      Section 902, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Notes may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Notes.

            (c) Any resolution passed or decision taken at any meeting of Holders of Notes duly held in accordance with this Section 1504 shall be binding on all the Holders of Notes, whether or not present or represented at the meeting.

            (d) Notwithstanding the foregoing provisions of this Section 1504, if any action is to be taken at a meeting of Holders of the Notes with respect to any request, demand authorization, direction, notice, consent, waiver or other action that this Indenture expressly provides may be made, given or taken by the Holders of a specified percentage in principal amount of all Outstanding Notes affected thereby:

            (i)   there shall be no minimum quorum requirement for such meeting;
      and

            (ii) the principal amount of the Outstanding Notes that vote in favor of such request, demand, authorization, direction, notice, consent, waiver or other action shall be taken into account in determining whether such request, demand, authorization, direction, notice, consent, waiver or other action has been made, given or taken under this Indenture.

            SECTION 1505. DETERMINATION OF VOTING RIGHTS; CONDUCT AND ADJOURNMENT OF MEETINGS. (a) Notwithstanding any provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Notes in regard to proof of the holding of Notes and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Notes shall be proved in the manner specified in Section 104 and the appointment of any proxy shall be proved in the manner specified in Section

104. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section 104 or other proof.

            (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of the Notes as provided in Section 1502(b), in which case the Company or the Holders of the Notes calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting.

            (c) At any meeting, each Holder of a Note or proxy shall be entitled to one vote for each $1,000 principal amount of Outstanding Notes held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Note challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Note or proxy.

            (d)   Any meeting of Holders of Notes duly called pursuant to
      Section 1502(b) at which a quorum is present may be adjourned from time to time by Persons entitled to vote a majority in principal amount of the Outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice.

            SECTION 1506. COUNTING VOTES AND RECORDING ACTION OF MEETINGS. The vote upon any resolution submitted to any meeting of Holders of the Notes shall be by written ballots on which shall be subscribed the signatures of the Holders of the Notes or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Notes held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of the Notes shall be prepared by the secretary of the meeting, and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the fact, setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 1502 and, if applicable, Section 1504. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.

                                    * * * * *

            This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Indenture.

            IN WITNESS WHEREOF, the undersigned being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                            JANUS CAPITAL GROUP INC.

                                            By:  /s/ Loren Starr
                                                ------------------------------
                                                Name: Loren Starr
                                                Title: Chief Financial Officer

                                            JPMORGAN CHASE BANK, as Trustee

                                            By: /s/ Craig Baumberger
                                                --------------------------
                                                Name: Craig Baumberger
                                                Title Assistant Vice President

                                                                       EXHIBIT A

                                  FORM OF NOTE

      [Include the following legend for Global Notes only:

      "THIS IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER.

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

      TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF."]

      [Include the following legend on all Notes that are Restricted Notes:

      THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT AND, IN EACH CASE, IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION.]

      [Include the following legend on all Certificated Notes that are Restricted Notes:

      "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR SUCH OPINIONS OF COUNSEL, CERTIFICATES AND/OR OTHER INFORMATION AS IT MAY REASONABLY REQUIRE IN FORM REASONABLY SATISFACTORY TO IT AS PROVIDED FOR IN THE INDENTURE

      TO CONFIRM THAT THE TRANSFER COMPLIED WITH THE FOREGOING RESTRICTIONS AS PROVIDED FOR IN THE INDENTURE."]

[CUSIP NO. GLOBAL NOTE: 47102X AA 3]
[CUSIP NO. DEFINITIVE NOTE: 47102X AB 1]
No.

                          6.119% Senior Notes due 2014
                                        $

                            JANUS CAPITAL GROUP INC.

      Janus Capital Group Inc., a Delaware corporation (herein referred to as the "Company," which term includes any successor corporation under the Indenture hereinafter defined), for value received, hereby promises to pay to , or registered assigns, the principal sum of $ [If this Note is a Global Note, add the following, as revised by the Schedule of Increases or Decreases in Global Note attached hereto], on April 15, 2014 (the "Maturity Date") and to pay interest thereon from April 26, 2004, or from the most recent Interest Payment Date (hereinafter defined) to which interest has been paid or duly provided for, semiannually on April 15 and October 15 of each year (each, an "Interest Payment Date"), commencing October 15, 2004, at 6.119% per annum until the principal hereof is paid or duly provided for.

      Any payment of principal or interest required to be made on a day that is not a Business Day need not be made on such day, but may be made on the next succeeding Business Day with the same force and effect as if made on such day, and no interest shall accrue as a result of such delayed payment. Interest payable on each Interest Payment Date will include interest accrued from and including April 26, 2004 or from and including the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, to but excluding such Interest Payment Date.

      The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the person (the "Holder") in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the April 1 and October 1 (whether or not a Business Day) immediately preceding such Interest Payment Date (each, a "Record Date"). Any such interest not so punctually paid or duly provided for ("Defaulted Interest") will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either (1) be paid to the Person in whose name this Note is registered at the close of business on a special record date (the "Special Record Date") for the payment of such Defaulted Interest to be fixed by the Trustee (referred to herein), notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been given to the Holder of this Note not less than ten days prior to such Special Record Date, or (2) be paid at any time in any other lawful manner, all as more fully provided in the Indenture.

      For purposes of this Note, "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday that is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

      Payment of the principal of this Note on the Maturity Date will be made against presentation of this Note at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, the City of New York, in such coin or currency of the United States as at the time of payment is legal tender for the payment of public and private debts. So long as this Note remains in book-entry form, all payments of principal and interest will be made by the Company in immediately available funds.

      [The holder of this Note is entitled to the benefits of the Registration Rights Agreement, dated as of , between the Company and (the "Registration Rights Agreement"). If (1) neither the Exchange Offer Registration Statement nor the Shelf Registration Statement (as such terms are defined in the Registration Rights Agreement), as the case may be, is filed with the Commission on or prior to the date which is, in the case of the Exchange Offer Registration Statement, 90 days following the Issue Date or, in the case of the Shelf Registration Statement, 60 days after so requested, (2) the Exchange Offer Registration Statement or the Shelf Registration Statement, as the case may be, is not declared effective within, in the case of the Exchange Offer Registration Statement, 150 days after the Issue Date or, in the case of the Shelf Registration Statement, 120 days after so requested, (3) if the Exchange Offer Registration Statement is declared effective, the Registered Exchange Offer (as such term is defined in the Registration Rights Agreement) is not consummated within 180 days after the Issue Date or (4) the applicable Registration Statement (as such term is defined in the Registration Rights Agreement) is filed and declared effective but shall thereafter cease to be effective or useable at any time that the Company is obligated to maintain the effectiveness or usability thereof (each such event referred to in clauses (1) through (4), a "Registration Default"), the Company shall be obligated to pay additional interest ("Additional Interest") to each Holder of the Notes, during the period of one or more such Registration Defaults, at a rate of 0.25% per annum for the first 90 days, increased by an additional 0.25% per annum thereafter, on the applicable principal amount of Notes held by such holder until all Registration Defaults have been cured. Such obligation to pay Additional Interest shall survive until (a) the applicable Registration Statement is filed, (b) the Exchange Offer Registration Statement is declared effective or the Registered Exchange Offer is consummated with respect to all properly tendered Notes, (c) the Shelf Registration Statement is declared effective or (d) the applicable Registration Statement again becomes effective (or is superseded by another effective Registration Statement), as the case may be. At any time that all Registration Defaults have been cured, the accrual of Additional Interest will cease.

      The Company shall notify the Trustee and the Paying Agent under the Indenture immediately upon the happening of each and every Registration Default. The Company shall pay the Additional Interest due on the Notes by depositing with the Paying Agent (which may not be the Company for these purposes), in trust, for the benefit of the holders thereof, on the next applicable Interest Payment Date specified by the Indenture and the Notes, sums sufficient to pay the Additional Interest then due. The Additional Interest due shall be payable on each applicable Interest Payment Date specified by the Indenture and the Notes to the record holder entitled to receive the interest payment to be made on such date. Each obligation to pay

Additional Interest shall be deemed to accrue from and including the date of the applicable Registration Default.]*

      General. This Note is one of a duly authorized issue of securities of the Company designated as "6.119% Senior Notes due 2014" (collectively, the "Notes"), issued under an indenture (the "Indenture"), dated as of April 26, 2004, between the Company and JPMorgan Chase Bank, a New York banking corporation, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture). Reference is made to the Indenture and all indentures supplemental thereto for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes, and of the terms upon which the Notes are, and are to be, authenticated and delivered. To the extent that any provisions of this note conflict with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling.

      Events of Default. If an Event of Default with respect to the Notes shall have occurred and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

      Modification and Waivers; Obligations of the Company Absolute. The Indenture permits the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes, subject to certain exceptions set forth in the Indenture. Such amendments may be effected under the Indenture at any time with the consent of the Holders of not less than a majority in principal amount of the Outstanding Notes, subject to certain exceptions set forth in the Indenture. The Indenture also contains provisions permitting the Holders of not less than a majority in principal amount of the Notes at the time Outstanding, on behalf of the Holders of all Notes at such time Outstanding, to waive compliance by the Company with certain provisions of the Indenture. Furthermore, provisions in the Indenture permit the Holders of not less than a majority in principal amount of the Outstanding Notes to waive, on behalf of all of the Holders of such Notes, certain past defaults under the Indenture and their consequences. Any such consent or waiver shall be conclusive and binding upon the Holder of this Note and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

      No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

      Redemption at the Option of the Company. On May 19, 2004 (the "Redemption Date"), the Company, at its option, may redeem up to $445,000,000 principal amount of Notes (the "Redemption Limit"), for cash, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed (the "Redemption Price"), plus accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

------------

* Insert for Notes issued subject to a Registration Rights Agreement.

      Except as set forth in the Indenture, from and after the Redemption Date, if monies for the redemption of the Notes called for redemption shall have been deposited with the Trustee or with the Paying Agent for redemption of such Notes, then such Notes will cease to bear interest and the only right of the Holders of such Notes will be to receive payment of the Redemption Price together with accrued and unpaid interest, if any, thereon to, but excluding, the Redemption Date.

      Notice of Redemption. Notice of redemption will be mailed on or prior to May 12, 2004 to each Holder of Notes to be redeemed. Notice shall be given to Holders in accordance with Section 106 of the Indenture; provided, however, that for so long as the Notes are represented in their entirety by Global Notes, then Notice shall be given by mailing such notice to the Holder's address as it appears on the Register with a copy mailed to the Trustee.

      Repurchase at the Option of Holders. If the Company declines to purchase any Notes, or purchases an aggregate principal amount of Notes less than the Redemption Limit, pursuant to the Section 1101 of the Indenture, on June 18, 2004 (the "Optional Repurchase Date"), each Holder shall have the right (the "Optional Repurchase Right"), at the Holder's option, to require the Company to repurchase, and upon the exercise of the Optional Repurchase Right the Company shall repurchase on the Optional Repurchase Date, all of such Holder's Notes (subject to the immediately succeeding sentence), at a redemption price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to, but excluding, the Optional Repurchase Date. The Company shall not be required to repurchase from all Holders of Notes exercising the Optional Repurchase Right an aggregate principal amount of Notes in excess of the Redemption Limit less the aggregate principal amount of Notes purchased by the Company pursuant to Section 1101 of the Indenture. No single Note may be repurchased in part unless the portion of the principal amount of such Note to be outstanding after such repurchase is equal to an integral multiple of $1,000 and the principal amount repurchased is equal to $1,000 or any integral multiple of $1,000.

      Notice of Repurchase, Withdrawal. Notice of repurchase must be received by the Paying Agent at any time from the opening of business on May 27, 2004 until the close of business on June 11, 2004, unless the Company specifies a later date. A holder may withdraw its notice of repurchase by means of a notice of withdrawal delivered to the office of the Paying Agent at any time prior to the close of business on the fifth Business Day prior to the Optional Repurchase Date.

      Defeasance and Covenant Defeasance. The Indenture contains provisions for defeasance at any time of (1) the entire indebtedness of the Company on this Note and (2) certain restrictive covenants and the related defaults and Events of Default, upon compliance by the Company with certain conditions set forth therein, which provisions apply to this Note.

      Authorized Denominations. The Notes are issuable only in registered form without coupons in denominations of [If this Note is a Global Note, add $1,000] [if this Note is an AI Note, add $250,000, except as specified in Sections 1106 and 1306 of the Indenture] and any integral multiple of $1,000.

      Registration of Transfer or Exchange. As provided in the Indenture and subject to certain limitations herein and therein set forth, the transfer of this Note is registrable in the Register upon presentation of this Note for registration of transfer at the office or agency of the Company in any place where the principal of and interest on this Note are payable, duly endorsed by or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

      As provided in the Indenture and subject to certain limitations herein and therein set forth, the Notes are exchangeable for a like aggregate principal amount of Notes of different authorized denominations, as requested by the Holders surrendering the same.

      [This Note is a Global Note. Certificated Notes shall be issued to all owners of beneficial interests in a Global Note in exchange for such interests if: (1) the depositary with respect to the Notes (which shall initially be DTC) notifies the Company that it is unwilling or unable to continue as depositary for such Global Note or the depositary ceases to be a clearing agency registered under the Exchange Act, at a time when the depositary is required to be so registered in order to act as depositary, and in each case a successor depositary is not appointed by the Company within 60 days of such notice; (2) the Company executes and delivers to the Trustee and Registrar an Officers' Certificate stating that such Global Note shall be so exchangeable; or (3) an Event of Default has occurred and is continuing and the Registrar has received a request from the depositary. In connection with the exchange of an entire Global Note for Certificated Notes pursuant to this paragraph, such Global Note shall be deemed to be surrendered to the Trustee for cancellation, and the Company shall execute and the Trustee shall authenticate and deliver, to each beneficial owner identified by the depositary in exchange for its beneficial interest in such Global Note, an equal aggregate principal amount of Certificated Notes of authorized denominations.

      Except as set forth in the Indenture, no service charge shall be made for any such registration of transfer or exchange, but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.]**

      Prior to due presentment of this Note for registration of transfer, the Company, the Trustee, the Paying Agent, the Registrar or any co-Registrar may treat the Holder as the owner hereof for all purposes, whether or not this Note be overdue, and none of the Company, the Trustee, the Paying Agent or the Registrar shall be affected by notice to the contrary.

      Defined Terms. Unless otherwise defined in this Note, all capitalized terms used in this Note shall have the meanings assigned to them in the Indenture.

      Governing Law. This Note shall be governed by and construed in accordance with the law of the State of New York, without regard to principles of conflicts of laws that would apply the laws of any other state.

------------

** Insert for Notes that are Global Notes.

      Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                                     ******

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed as of the date hereof.

Dated:                                          JANUS CAPITAL GROUP INC.

                                                By:_____________________________
                                                Name:
                                                Title:

TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Notes referred to in the within-mentioned Indenture

JPMORGAN CHASE BANK,
         as Trustee

By:_____________________________
      Authorized Officer

                                 ASSIGNMENT FORM

      To assign this Note, fill in the form below: (I) or (we) assign and transfer this Note to
________________________________________________________________________________
                 (Insert assignee's soc. sec. or tax I.D. no.)
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ________________________________________________________
to transfer this Note on the books of Janus Capital Group Inc. The agent may substitute another to act for him.

Date:__________________

                                       Your Signature

                                       _________________________________________
                                       (Sign exactly as your name appears on the face of this Note)

                                       Signature guarantee:

[If this Note includes a Private Placement Legend, add In connection with any transfer of any of Notes evidenced by this certificate which are "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act of 1933), the undersigned confirms that such Securities are being transferred:

CHECK ONE BOX BELOW

            (1)   [ ] to the Company; or

            (2)   [ ] pursuant to and in compliance with Rule 144A under the
                      Securities Act of 1933; or

            (3)   [ ] pursuant to and in compliance with Regulation S under the
                      Securities Act of 1933; or

            (4)   [ ] pursuant to an exemption from registration under the
                      Securities Act of 1933 provided by Rule 144 thereunder; or

            (5)   [ ] pursuant to an effective registration statement under the
                      Securities Act of 1933.

            Unless one of the boxes is checked, the Registrar will refuse to register any of the Notes evidenced by this certificate in the name of any person other than the registered holder thereof; provided, however, that if box (3) or (4) is checked, the Trustee may require, prior to registering any such transfer of the Notes, such certifications and other information, and if box (4) is checked such legal opinions, as the Company has reasonably requested in writing, by delivery to the Trustee of a standing letter of instruction, to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933; provided that this paragraph shall not be applicable to any Notes which are not "restricted securities" (as defined in Rule 144 (or any successor thereto) under the Securities Act of 1933).

                         Your Signature:________________________________________
                                        (Sign exactly as your name appears on
                                        the other side of this Note)

                         Date:____________________________

Medallion Signature Guarantee: ________________________

                      [To be attached to Global Notes only:

                SCHEDULE OF INCREASES OR DECREASES IN GLOBAL NOTE

    The following increases or decreases in this Global Note have been made:

                                                             Principal Amount of          Signature of
            Amount of decrease in   Amount of increase in      this Global Note       authorized signatory
             Principal Amount of     Principal Amount of        following such         of Trustee or Note
 Date         this Global Note        this Global Note       decrease or increase          Custodian
------      ---------------------   ---------------------    --------------------     --------------------
]

                                                                       EXHIBIT B

                FORM OF TRANSFER CERTIFICATE FOR TRANSFER TO QIB

                                                     [Date]

JPMorgan Chase Bank
4 New York Plaza, 15th Floor
New York, New York, 10004

Attn: Institutional Trust Services

                  Re: 6.119% Senior Notes due 2014 (the "Notes") of Janus Capital Group Inc. (the "Company")

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of April 26, 2004 (as amended and supplemented from time to time, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            This letter relates to $___________ aggregate principal amount of Notes [in the case of a transfer of an interest in a Rule 144A Global Note: , which represents an interest in a Rule 144A Global Note beneficially owned by] [in the case of a transfer of an AI Note: which are held in the name of] the undersigned (the "Transferor") to effect the transfer of such Notes in exchange for an equivalent beneficial interest in the Rule 144A Global Note.

            In connection with such request, and with respect to such Notes, the Transferor does hereby certify that such Notes are being transferred in accordance with Rule 144A under the Securities Act of 1933, as amended ("Rule 144A"), to a transferee that the Transferor reasonably believes is purchasing the Notes for its own account or an account with respect to which the transferee exercises sole investment discretion, and the transferee, as well as any such account, is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                  Very truly yours,

                  [Name of Transferor]

                  By:____________________________

                  _______________________________
                  Authorized Signature

                                                                       EXHIBIT C

                         FORM OF RULE 144 CERTIFICATION

                                                 [Date]

JPMorgan Chase Bank
4 New York Plaza, 15th Floor
New York, New York, 10004

Attn: Institutional Trust Services

                  Re: 6.119% Senior Notes due 2014 (the "Notes") of Janus Capital Group Inc. (the "Company")

Ladies and Gentlemen:

            Reference is hereby made to the Indenture, dated as of April 26, 2004 (as amended and supplemented from time to time, the "Indenture"), between the Company and JPMorgan Chase Bank, as Trustee. Capitalized terms used but not defined herein shall have the meanings given them in the Indenture.

            In connection with our proposed sale of $________ aggregate principal amount of Notes [in the case of a transfer of an interest in a Rule 144A Global Note: , which represent an interest in a Rule 144A Global Note beneficially owned by] [in the case of a transfer of an AI Note: held in the name of] the undersigned ("Transferor"), we confirm that such sale has been effected pursuant to and in accordance with Rule 144 under the Securities Act.

            You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                  Very truly yours,

                  [Name of Transferor]

                  By:____________________________

                  _______________________________
                  Authorized Signature

                                       C-1